Exhibit 10.26

EXECUTION COPY

FOXTEL MANAGEMENT PTY LIMITED

(ABN 65 068 671 938)

in its own capacity

as guaranteed by:

SKY CABLE PTY LIMITED

(ABN 14 069 799 640)

TELSTRA MEDIA PTY LIMITED

(ABN 72 069 279 027)

FOXTEL MANAGEMENT PTY LIMITED

(ABN 65 068 671 938)

in its capacity as agent for the Partners as a partnership

carrying on the business of the FOXTEL Partnership

and as agent for the FOXTEL Television Partnership

and

the FOXTEL GROUP MEMBER GUARANTORS

U.S.$180,000,000

5.04% Series A Guaranteed Senior Secured Notes due 2014

5.83% Series B Guaranteed Senior Secured Notes due 2016

6.20% Series C Guaranteed Senior Secured Notes due 2019

NOTE AND GUARANTEE AGREEMENT

Dated as of September 24, 2009

	5.15.	Existing Indebtedness	12
	5.16.	Foreign Assets Control Regulations, Etc.	12
	5.17.	Status under Certain United States Statutes	13
	5.18.	Environmental Matters	13
	5.19.	Ranking of Obligations	13
	5.20.	Representations of Member Guarantors	13
	5.21.	Not a Trustee	14
	5.22.	Immunity	14
	5.23.	Secured Property	14
	5.24.	Status under the Security Trust Deed	14

6.	REPRESENTATIONS OF THE PURCHASERS		15

	6.1.	Purchase for Investment	15
	6.2.	Investment Company Act	15
	6.3.	Australian Matters, etc.	15

7.	INFORMATION AS TO THE FOXTEL GROUP		16

	7.1.	Financial and Business Information	16
	7.2.	Officer’s Certificate	17
	7.3.	Visitation	18
	7.4.	Limitation on Disclosure Obligation	19

8.	PAYMENT AND PREPAYMENT OF THE NOTES		19

	8.1.	Maturity	19
	8.2.	Optional Prepayment with Make-Whole Amount	20
	8.3.	Prepayment for Tax Reasons	20
	8.4.	Prepayments in Connection with a Change of Control	22
	8.5.	Prepayments in Connection with Asset Dispositions	22
	8.6.	Allocation of Partial Prepayments and Offers of Partial
		Prepayments	23
	8.7.	Maturity; Surrender, Etc.	23
	8.8.	Purchase of Notes	23
	8.9.	Make-Whole Amount and Modified Make-Whole Amount	23

9.	AFFIRMATIVE COVENANTS		25

	9.1.	Compliance with Law	25
	9.2.	Insurance	25
	9.3.	Maintenance of Secured Property; Further Assurances; Actions
		with respect to Secured Property	25
	9.4.	Payment of Taxes	27
	9.5.	Corporate Existence, Etc.	27
	9.6.	Books and Records	28
	9.7.	Priority of Obligations	28
	9.8.	Member Guarantees; Release	28
	9.9.	Intellectual Property	29

	9.10.	Rating	29

10.	NEGATIVE COVENANTS		29

	10.1.	Transactions with Affiliates	29
	10.2.	Merger, Consolidation, Etc.	30
	10.3.	Line of Business	30
	10.4.	Terrorism Sanctions Regulations	30
	10.5.	Sale of Assets	30
	10.6.	Liens	31
	10.7.	Interest Cover Ratio	32
	10.8.	Total Debt to EBITDA Ratio	32
	10.9.	Distributions	32

11.	EVENTS OF DEFAULT		33

12.	REMEDIES ON DEFAULT, ETC.		35

	12.1.	Acceleration	35
	12.2.	Other Remedies	36
	12.3.	Enforcement of Security	36
	12.4.	Rescission	36
	12.5.	No Waivers or Election of Remedies, Expenses, Etc.	37

13.	TAX INDEMNIFICATION		37

14.	GUARANTOR AND PARTNER GUARANTEE, LIMITED RECOURSE, CONSENTS, ETC.		40

	14.1.	Guarantee	40
	14.2.	Obligations Unconditional	41
	14.3.	Limited Recourse to the Partners	43
	14.4.	Consent of Partners	45

15.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES; NOTICE UPON TRANSFER UNDER SECURITY TRUST DEED		46

	15.1.	Registration of Notes	46
	15.2.	Transfer and Exchange of Notes	46
	15.3.	Replacement of Notes	47
	15.4.	Notice upon Transfer under Security Trust Deed	47

16.	PAYMENTS ON NOTES		47

	16.1.	Place of Payment	47
	16.2.	Home Office Payment	47

17.	EXPENSES, ETC.		48

	17.1.	Transaction Expenses	48

	17.2.	Certain Taxes	48
	17.3.	Survival	49

18.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT		49

19.	AMENDMENT AND WAIVER		49

	19.1.	Requirements.	49
	19.2.	Solicitation of Holders of Notes	50
	19.3.	Binding Effect, Etc.	50
	19.4.	Notes Held by any Transaction Party or Member, Etc.	50

20.	NOTICES; ENGLISH LANGUAGE		50

21.	REPRODUCTION OF DOCUMENTS		52

22.	CONFIDENTIAL INFORMATION		52

23.	SUBSTITUTION OF PURCHASER		53

24.	RELEASE OF SECURITY		53

25.	MISCELLANEOUS		54

	25.1.	Successors and Assigns	54
	25.2.	Payments Due on Non-Business Days	54
	25.3.	Accounting Terms	55
	25.4.	Consent to Successor Security Trustee	55
	25.5.	Change in Relevant GAAP	55
	25.6.	Severability	56
	25.7.	Construction, Etc.	56
	25.8.	Ratification	56
	25.9.	Counterparts	56
	25.10.	Governing Law	56
	25.11.	Jurisdiction and Process; Waiver of Jury Trial	57
	25.12.	Obligation to Make Payment in Dollars	58
	25.13.	Binding Transaction Documents	58

SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Member Guarantors, Affiliates and Ownership of Member Stock

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

EXHIBIT 15.2	—	Form of QP Transfer Certificate

EXHIBIT 1-A	—	Form of 5.04% Series A Guaranteed Senior Secured Note due 2014

EXHIBIT 1-B	—	Form of 5.83% Series B Guaranteed Senior Secured Note due 2016

EXHIBIT 1-C	—	Form of 6.20% Series C Guaranteed Senior Secured Note due 2019

EXHIBIT 4.4(a)(i)	—	Form of Opinion of U.S. Special Counsel for the Transaction Parties

EXHIBIT 4.4(a)(ii)	—	Form of Opinion of Australian Special Counsel for the Transaction Parties

EXHIBIT 4.4(b)	—	Form of Opinion of U.S. Counsel for the Purchasers

EXHIBIT 4.9	—	Group Structure Diagram

EXHIBIT 4.13	—	Form of STD Accession Deed

EXHIBIT 9.8	—	Form of Member Guarantee

EXHIBIT 24	—	Substitute Post-Security Release Date Provisions

v

FOXTEL MANAGEMENT PTY LIMITED

5 Thomas Holt Drive

Sydney NSW 2113

Australia

SKY CABLE PTY LIMITED

Level 5, 2 Holt Street

Surry Hills NSW 2010

Australia

TELSTRA MEDIA PTY LIMITED

Level 9, 400 George Street

Sydney NSW 2113

Australia

FOXTEL MANAGEMENT PTY LIMITED

in its capacity as agent for the Partners as a partnership

carrying on the business of the FOXTEL Partnership

and as agent for the FOXTEL Television Partnership

5 Thomas Holt Drive

Sydney NSW 2113

Australia

5.04% Series A Guaranteed Senior Secured Notes due 2014

5.83% Series B Guaranteed Senior Secured Notes due 2016

6.20% Series C Guaranteed Senior Secured Notes due 2019

As of September 24, 2009

To Each of the Purchasers Listed in

Schedule A Hereto:

Ladies and Gentlemen:

FOXTEL MANAGEMENT PTY LIMITED (ABN 65 068 671 938), a company registered under the laws of Australia (“FOXTEL Management”), in its own capacity (in such capacity, the “Company”), Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 279 027) (“Telstra Media” and, together with Sky Cable, each a “Partner” and collectively the “Partners”) and FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership (in all such capacities, the “Guarantor” and, the Guarantor, together with the Company, collectively, the “Obligor”), agree with each of the purchasers whose names appear at the end hereof (each a “Purchaser” and collectively the “Purchasers”) as follows:

1. AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale in three series of U.S.$180,000,000 aggregate principal amount of its Guaranteed Senior Secured Notes, of which U.S.$31,000,000 aggregate principal amount shall be its 5.04% Series A Guaranteed Senior Secured Notes due 2014 (the “Series A Notes”), U.S.$74,000,000 aggregate principal amount shall be its 5.83% Series B Guaranteed Senior Secured Notes due 2016 (the “Series B Notes”) and U.S.$75,000,000 aggregate principal amount shall be its 6.20% Series C Guaranteed Senior Secured Notes due 2019 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 15). The Notes shall be substantially in the respective form set out in Exhibit 1-A, 1-B and 1-C. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Payment of the principal of, Make-Whole Amount (if any), Modified Make-Whole Amount (if any) and interest on the Notes and all other amounts owing hereunder shall be unconditionally guaranteed by (i) the Guarantor and the Partners as provided in Section 14 and (ii) the Member Guarantors as provided in their respective Member Guarantees.

2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the respective series and in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

3. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005, at approximately 10:00 A.M., New York time, at a closing (the “Closing”) on September 24, 2009. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note for each series to be so purchased (or such greater number of Notes in denominations of at least U.S.$100,000 as such Purchaser may request dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to The Bank of New York, New York, 1 Wall Street, New York, NY 10286, ABA No. 021000018, Swift Code: IRVTUS3N, For further credit to: Commonwealth Bank of

Australia, Swift Code: CTBAAU2S, Banking Operations, Sydney, For the credit of: FOXTEL Management Pty Limited, Account No.: 100611560USD115601. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

4.1. Representations and Warranties.

The representations and warranties of the Obligor and the Partners in this Agreement and of the Member Guarantors in their respective Member Guarantees shall be correct when made and at the time of the Closing.

4.2. Performance; No Default.

The Obligor and the Partners shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds of the Notes as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. No Member (in the case of Section 10.1 or 10.5) or Partner (in the case of Section 10.5) shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10.1 or 10.5 had such Sections applied since such date.

4.3. Compliance Certificates.

(a) Officer’s Certificate. The Obligor and each Partner shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 with respect to the Obligor and the Partners have been fulfilled.

(b) Secretary’s or Director’s Certificate. Each Transaction Party shall have delivered to such Purchaser a certificate of its Secretary or an Assistant Secretary or a Director or other appropriate person, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate, partnership or other organizational proceedings relating to the authorization, execution and delivery of (i) this Agreement and the Notes (in the case of the Company), (ii) this Agreement (in the case of the Guarantor and the Partners) and (iii) the respective Member Guarantees (in the case of each Member Guarantor).

4.4. Opinions of Counsel.

Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (i) Sidley Austin, U.S. counsel for the Transaction Parties, and (ii) Allens Arthur Robinson, Australian counsel for the Transaction Parties, substantially in the respective forms set forth in Exhibits 4.4(a)(i) and 4.4(a)(ii) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligor and the Partners hereby instruct their counsel to deliver such opinions to the Purchasers) and (b) from Milbank, Tweed, Hadley & McCloy LLP, the Purchasers’ U.S. counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

4.5. Purchase Permitted By Applicable Law, Etc.

On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate from the Company certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6. Sale of Other Notes.

Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

4.7. Payment of Special Counsel Fees.

Without limiting the provisions of Section 17.1, the Obligor shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least three Business Days prior to the Closing.

4.8. Private Placement Number.

A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

4.9. Changes in Corporate Structure.

(a) No Reporting Member shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

(b) The Group Structure Diagram shall be true and correct in all respects and shall not omit any material information or details.

4.10. Acceptance of Appointment to Receive Service of Process.

Such Purchaser shall have received evidence of the acceptance by National Registered Agents, Inc. of the appointment and designation provided for by Section 25.10(e) hereof and Section 5.03(e) of each Member Guarantee, in each case for the period from the date of this Agreement through September 24, 2020.

4.11. Funding Instructions.

At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

4.12. Member Guarantors; Member Guarantees.

With respect to the Member Guarantors, such Purchaser shall have received:

(a) a true and complete copy of a Member Guarantee duly executed and delivered by each Member Guarantor identified in Schedule 5.4, and each such Member Guarantee shall be in full force and effect; and

(b) a certificate signed by a director or an appropriate officer of each Member Guarantor dated the date of Closing confirming that (i) such Member Guarantor is, and after giving its Member Guarantee will be, solvent and able to pay all of its debts as and when they become due and payable and (ii) such Member Guarantor is entering into its Member Guarantee for the commercial benefit of such Member Guarantor.

4.13. Documents required under the Security Trust Deed.

(a) Such Purchaser shall have executed and delivered to the Security Trustee an STD Accession Deed and shall have received evidence reasonably satisfactory to it confirming that the Security Trustee shall have received such STD Accession Deed.

(b) The Company shall have delivered written notice to the Security Trustee that (i) the borrowings by the Company under this Agreement and the Notes and all transactions related thereto (including without limitation the Member Guarantees) constitute a “Participating Finance Arrangement” under, and as defined in, the Security Trust Deed, (ii) this Agreement, the Notes and the Member Guarantees each constitutes a “Participating Finance Arrangement Document” under, and as defined in, the Security Trust Deed, and (iii) the Company is a “Borrower” under, and as defined in, the Security Trust Deed, and such Purchaser shall have received evidence reasonably satisfactory to it confirming that the Security Trustee shall have received such notice.

(c) Such Purchaser shall have received a copy of the duly and fully executed Security Trust Deed.

4.14. New Charges.

Such Purchaser shall have received copies of the duly and fully executed FOXTEL New Charge, FOXTEL Partnership New Charge and FOXTEL Television Partnership New Charge.

4.15. Proceedings and Documents.

All corporate and other organizational proceedings in connection with the transactions contemplated by the Finance Documents and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGOR AND THE PARTNERS.

The Obligor represents and warrants to each Purchaser as set forth below, and each Partner represents and warrants in respect of itself to each Purchaser as set forth in Sections 5.1, 5.2, 5.6, 5.10, 5.16(b), 5.21(i), 5.22 and 5.25 below, as of the date of the Closing that:

5.1. Organization; Power and Authority.

The Obligor and each Partner is a corporation or partnership, as the case may be, duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation or partnership and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Obligor and each Partner has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement (in the case of the Obligor and the Partners) and the Notes (in the case of the Company) and to perform the provisions of the Finance Documents to which it is a party.

5.2. Authorization, Etc.

The Finance Documents to which the Obligor and each Partner each is a party have been duly authorized by all necessary corporate or partnership action on the part of the Obligor or such Partner, as the case may be, and such Finance Documents (other than the Notes) constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Obligor or such Partner, as the case may be, enforceable against the Obligor or such Partner in accordance with its terms, except, in each case, as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. Disclosure.

The Obligor, through its agents, Commonwealth Australia Securities LLC and RBS Greenwich Capital, have delivered to each Purchaser a copy of a Private Placement Memorandum, dated August 2009 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the FOXTEL Group. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligor in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Notwithstanding the foregoing, the Obligor does not make any representations or warranties with respect to any projections or forward looking statements contained in any of the Disclosure Documents, other than such projections and forward looking statements are based on information that the Obligor believes to be accurate and such projections and forward looking statements were calculated or arrived at in a manner that the Obligor believes to be reasonable. Except as disclosed in the Disclosure Documents, since June 30, 2009 there has been no change in the financial condition, operations, business, properties or prospects of the FOXTEL Group except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

5.4. Organization and Ownership.

(a) The Shareholders legally and beneficially own and control (directly or indirectly) 100% of the FOXTEL Group. All of the outstanding shares of capital stock or similar equity interests of each Member shown in Schedule 5.4 as being owned by the Partners and the Members have been validly issued, are fully paid and nonassessable and are owned by the Partners or a Member free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(b) All Members and Subsidiaries of Members are listed on the Group Structure Diagram. The Group Structure Diagram is true and correct in all material respects and does not omit any material information or details.

(c) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) each Member’s Affiliates, other than Subsidiaries, (ii) each Transaction Party’s directors and senior officers and (iii) the Member Guarantors.

(d) Each Member is a corporation, partnership or other legal entity duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, partnership or other legal entity and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Member has the corporate, partnership or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(e) No Member is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate or partnership law or similar statutes) restricting the ability of such Member to pay dividends out of profits or make any other similar distributions of profits to any Member that owns outstanding shares of capital stock or similar equity interests of such Member.

5.5. Financial Statements; Material Liabilities.

The Obligor has delivered to each Purchaser copies of the financial statements listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) have been prepared in accordance with Relevant GAAP, where applicable for special purpose accounts, and give a true and fair view of the combined financial position of the FOXTEL Group as of the respective dates and for the respective periods specified in such Schedule (subject, in the case of any interim financial statements, to normal year-end adjustments). There are no Material liabilities of the FOXTEL Group or any Member that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

5.6. Compliance with Laws, Other Instruments, Etc.

The execution, delivery and performance by the Obligor and each Partner of each Finance Document to which it is a party will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Transaction Party under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, partnership agreement, memorandum and articles of association, regulations or by-laws or other organizational document, or any other agreement or instrument to which any Transaction Party or any other Member is bound or by which any Transaction Party or any other Member or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Transaction Party or any other Member or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Transaction Party or any other Member.

5.7. Governmental Authorizations, Etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligor or either Partner of any Finance Document to which it is a party, including, without limitation, any thereof required in connection with the obtaining of Dollars to make payments under any Finance Document and the payment of such Dollars to Persons resident in the United States of America. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in Australia of any Finance Document that any thereof or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax, except for (i) stamping of each Security and registration of each Security, all of which stamping and registrations have been paid and made as of or prior to the date of this Agreement, and (ii) the notification to ASIC of the notice referred to in Section 4.13(b) on ASIC Form 311B within forty-five days after the date of Closing (as contemplated by Section 9.3).

5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Obligor, threatened against or affecting any Member or any property of any Member in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) No Member is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, but only to the extent applicable thereto, Environmental Laws or the USA PATRIOT Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9. Taxes.

Each Member has filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (or filings related thereto) (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the relevant Member has established adequate reserves in accordance with Relevant GAAP. The Obligor knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the FOXTEL Group and each Member in respect of Federal, state or other taxes for all fiscal periods are adequate.

No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of Australia or any political subdivision thereof will be incurred by the Obligor, either Partner or any holder of a Note as a result of the execution or delivery of this Agreement and the Notes and no deduction or withholding in respect of Taxes imposed by or for the account of Australia or, to the knowledge of the Obligor and each Partner, any other Taxing Jurisdiction, is required to be made from any payment by the Obligor or either Partner under the Finance Documents to which it is a party, except for any such liability, withholding or deduction imposed, assessed, levied or collected by or for the account of any such Governmental Authority of Australia or any political subdivision thereof arising out of circumstances described in clauses (a) through (e), inclusive, of Section 13.

5.10. Title to Property; Leases.

Each Transaction Party and each other Member has good and sufficient title to its respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any Transaction Party or any Member after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11. Licenses, Permits, Etc.

(a) Each Member owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others which could reasonably be expected to have a Material Adverse Effect.

(b) To the best knowledge of the Obligor, no product of any Member infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c) To the best knowledge of the Obligor, there is no violation by any Person of any right of any Member with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by any Member which could reasonably be expected to have a Material Adverse Effect.

5.12. Compliance with ERISA; Non-U.S. Plans.

(a) Neither the Obligor nor any ERISA Affiliate maintains, contributes to or is obligated to maintain or contribute to, or has, at any time within the past six years, maintained, contributed to or been obligated to maintain or contribute to, any employee benefit plan which is subject to Title I or Title IV of ERISA or section 4975 of the Code. Neither the Obligor nor any ERISA Affiliate is, or has ever been at any time within the past six years, a “party in interest” (as defined in section 3(14) of ERISA) or a “disqualified person” (as defined in section 4975 of the Code) with respect to any such plan.

(b) The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan that is funded, determined as of the end of the relevant Member’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) No Member has incurred any Material obligation in connection with the termination of or withdrawal from any Non-U.S. Plan.

(d) All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by any Member have been paid or accrued as required, except where failure so to pay or accrue could not be reasonably expected to have a Material Adverse Effect.

5.13. Private Offering by the Obligor and the Partners.

Neither the Obligor nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and approximately 65 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

5.14. Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes to repay existing Indebtedness and for other general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). No Member owns any margin stock and no Member has any present intention to acquire any margin stock. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15. Existing Indebtedness.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct summary list of outstanding Indebtedness of the FOXTEL Group as of August 31, 2009 (including a description of the obligors and obligees, principal amount outstanding, collateral therefor, if any, Guaranty thereof, if any, and whether such Indebtedness is Subordinated Debt), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the FOXTEL Group. No Member is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of such Member and no event or condition exists with respect to any Indebtedness of any Member that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, no Partner or Member has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

(c) The Obligor is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Obligor, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Obligor, except as specifically indicated in Schedule 5.15.

5.16. Foreign Assets Control Regulations, Etc.

(a) Neither the sale of the Notes by the Company hereunder nor the Company’s use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) No Transaction Party or any other Member (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) knowingly engages in any dealings or transactions with any such Person. To the extent applicable thereto, each Member is in compliance, in all material respects, with the USA PATRIOT Act.

(c) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

5.17. Status under Certain United States Statutes.

(a) Neither the Company, the FOXTEL Partnership, the FOXTEL Television Partnership nor any Member Guarantor is required to register as an “investment company” under the Investment Company Act, either before or after giving effect to the offer and sale of the Notes with the benefit of the Member Guarantees and the application of the proceeds thereof and (b) no Member is subject to regulation under the United States Federal Power Act, as amended.

5.18. Environmental Matters.

(a) No Member has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against such Member or any of its real properties now or formerly owned, leased or operated by such Member or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) No Member has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) No Member has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

(d) All buildings on all real properties now owned, leased or operated by any Member are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19. Ranking of Obligations.

All liabilities of the Obligor and each Partner under the Finance Documents to which it is a party will, upon issuance of the Notes, rank (i) pari passu in right of payment and are secured equally and ratably with Indebtedness of the Obligor or such Partner, as the case may be, that has the benefit of Security over the Secured Property of the Obligor or such Partner, as the case may be, as set forth in the Security Trust Deed, and (ii) pari passu in right of payment with all other Indebtedness of the Obligor or such Partner, as the case may be, and senior to such Indebtedness to the extent of the Security over the Secured Property of the Obligor or such Partner, as the case may be.

5.20. Representations of Member Guarantors.

The representations and warranties of each Member Guarantor contained in its Member Guarantee are true and correct as of the date they are made and as of the date of Closing.

5.21. Not a Trustee.

No Transaction Party (i) enters into any Finance Document as the trustee of any trust or (ii) holds any assets as the trustee of any trust.

5.22. Immunity.

No Transaction Party nor any property of any Transaction Party has immunity from the jurisdiction of a court or from legal process.

5.23. Secured Property.

(a) The Secured Property includes all, or substantially all, of the assets of each Member.

(b) The Security granted by each Transaction Party is in full force and effect and is effective security over the Secured Property of such Transaction Party subject to such Security.

5.24. Status under the Security Trust Deed.

Under and pursuant to the Security Trust Deed:

(a) each of this Agreement, the Notes and the Member Guarantees constitutes a “Binding Transaction Document” and a “Participating Finance Arrangement Document”;

(b) each holder of a Note from time to time constitutes a “New Financier” and a “New Beneficiary”;

(c) the Company constitutes a “Borrower”; and

(d) the Obligor, each Partner and each Member Guarantor constitutes a “Transaction Party”.

5.25. Solvency, Etc.

The Obligor and each Partner is, and after giving effect to this Agreement will be, solvent and able to pay all of its debts as and when they become due and payable (which, for the avoidance of doubt, includes all contingent liabilities) and, in the case of contingent liabilities, after taking into account contributions from others. Entering into this Agreement is in the Obligor’s and each Partner’s best interests and for its commercial benefit.

6. REPRESENTATIONS OF THE PURCHASERS.

6.1. Purchase for Investment.

Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only subject to the requirements of Section 15.2 and, in any case, if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that neither the Obligor nor the Partners are required to register the Notes.

6.2. Investment Company Act.

(a) Each Purchaser that is a U.S. Person severally represents that it is a Qualified Purchaser.

(b) Each Purchaser represents to and agrees with the Obligor and the Partners that it will not offer, sell, pledge or otherwise transfer any Note to any Person unless such Person delivers a QP Transfer Certificate to the Obligor, as set forth in Section 15.2.

6.3. Australian Matters, etc.

(a) Each Purchaser represents that it is not an Associate.

(b) Each Purchaser acknowledges that it has been advised by the Obligor that no prospectus or other disclosure document in relation to the Notes has been or will be lodged with ASIC or ASX Limited by or on behalf of the Obligor or the FOXTEL Group. Each Purchaser represents and agrees that it:

(1) has not offered or invited applications, and will not offer or invite applications, for the issue, sale or purchase of the Notes in Australia (including an offer or invitation which is received by a person in Australia); and

(2) has not distributed or published, and will not distribute or publish, the Memorandum or any other offering material or advertisement relating to the Notes in Australia,

unless (i) the minimum aggregate consideration payable by each offeree is at least A$500,000 (disregarding moneys lent by the offeror or its associates) or the offer or invitation otherwise does not require disclosure to investors in accordance with Part 6D.2 of the Corporations Act, and (ii) such action complies with all applicable laws and regulations.

(c) Each Purchaser agrees that, in connection with the primary distribution of the Notes to occur at the Closing, it will not sell Notes (or an interest or right in respect of any Note) to (A) any Person who has been identified to such Purchaser in writing by the Obligor to be an Associate other than as permitted under section 128F(5) of the Australian Tax Act, or (B) any other Person if, at the time of such sale, the employees of the Purchaser aware of, or involved in, the sale knew or had reasonable grounds to suspect that, as a result of such sale, any Notes or an interest in any Notes were being, or would later be, acquired (directly or indirectly) by such an Associate other than as permitted under section 128F(5) of the Australian Tax Act.

(d) Each Purchaser represents that it is purchasing the Notes in connection with the carrying on of a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets.

7. INFORMATION AS TO THE FOXTEL GROUP.

7.1. Financial and Business Information.

The Obligor shall deliver to each holder of Notes that is an Institutional Investor:

(a) Interim Statements — promptly after the same are available and in any event within 30 Business Days after the end of each semiannual fiscal period in each fiscal year of the FOXTEL Group, copies of the unaudited management accounts of the FOXTEL Group (on an aggregated basis) for such semiannual fiscal period, setting forth in each case in comparative form the figures for the corresponding period in the previous fiscal year, all in reasonable detail, and certified by a Senior Financial Officer as giving a true and fair view of the financial position of the FOXTEL Group as at the end of such semiannual fiscal period and of the FOXTEL Group’s financial performance for such period;

(b) Annual Statements — promptly after the same are available and in any event within 90 days after the end of each fiscal year of the FOXTEL Group, copies of an audited Financial Report of the FOXTEL Group (on an aggregated basis) for such year, setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with Relevant GAAP, where applicable for special purpose accounts, and accompanied by an opinion thereon of independent public accountants of recognized international standing, which opinion shall state that such Financial Report gives a true and fair view of the financial position of the FOXTEL Group as at the end of such fiscal year and of the FOXTEL Group’s financial performance for such fiscal year, and that the audit related to such Financial Report has been made in accordance with Australian Auditing Standards (as such term is used and defined in such accountants’ opinion, and as the wording of such accountants’ opinion may be updated or amended from time to time in accordance with industry practice and standards), where applicable for special purpose accounts;

(c) ASX, ASIC, SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, circular, notice or proxy statement or similar document sent by the Obligor, either Partner or any Member to the FOXTEL Group’s principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to any Member’s public securities holders generally and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), each prospectus and all amendments thereto related to the FOXTEL Group or any Member and filed by the

Obligor, either Partner or any Member with the ASX Limited, ASIC, the New York Stock Exchange, the United States Securities Exchange Commission or any similar Governmental Authority, stock exchange or securities exchange and all press releases and other statements made available generally by the Obligor, either Partner or any Member to the public, in each case concerning developments that are Material;

(d) Notice of Default or Event of Default — promptly and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligor and the Partners are taking or propose to take with respect thereto;

(e) Employee Benefit Matters — promptly and in any event within 30 days after receipt thereof, copies of any notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans, together with a description of the action, if any, that the Obligor proposes to take with respect thereto;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Member from any Governmental Authority (or any such notice to any Partner that has been provided to any Member) relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Member or relating to the ability of the Obligor or the Partners to perform its respective obligations under the Finance Documents to which it is a party, as from time to time may be reasonably requested by any such holder of Notes, including information readily available to the Obligor or either Partner explaining the financial statements of the FOXTEL Group or any Reporting Member if such information has been requested by the SVO in order to assign or maintain a designation of the Notes; and

(h) Group Structure Diagram – an updated Group Structure Diagram at any time that the then current Group Structure Diagram becomes incorrect or misleading.

7.2. Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of the Obligor setting forth:

(a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Obligor and the Partners, as the case may be, were in compliance with the requirements of Sections 10.5, 10.7 and 10.8 during the interim or annual period covered by the statements then being furnished (including with respect to each such Section the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections and the calculation of the amount, ratio or percentage then in existence); provided that, if none of the Obligor, the Partners or any Member, as the context requires, has been party to a Disposition during the relevant period covered by such certificate, then such certificate shall state such fact and information and calculations with respect to Section 10.5 shall not be included in such certificate; and

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the FOXTEL Group from the beginning of the interim or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Obligor or any Member to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligor shall have taken or proposes to take with respect thereto.

As provided in Section 24(c), on and from the Security Release Date, Subsection (a) above shall be deemed to be deleted and replaced in its entirety by the applicable provision set forth in Part (A) of Exhibit 24.

7.3. Visitation.

The Obligor and the Partners shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Obligor and/or the Partners (as applicable), to visit the principal executive office of the Obligor and each Partner, to discuss the affairs, finances and accounts of the Obligor, the Members and the Partners with the Obligor’s and the Partners’ officers and (with the consent of the Obligor, which consent will not be unreasonably withheld) the Obligor’s independent public accountants, and (with the consent of the Obligor and the Partners, which consent will not be unreasonably withheld) to visit the other offices and properties of the Obligor, each Partner and each Member and to inspect any Secured Property, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Obligor to visit and inspect any of the offices or properties of the Obligor, the Partners or any Member (including any Secured Property), to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Obligor and the Partners authorize said accountants to discuss the affairs, finances and accounts of the Obligor, the Partners and the Members), all at such times and as often as may be requested.

7.4. Limitation on Disclosure Obligation.

Neither the Obligor nor any Partner shall be required to disclose the following information pursuant to Section 7.1(c), 7.1(f), 7.1(g) or 7.3:

(a) information that the Obligor or either Partner determines after consultation with counsel qualified to advise on such matters (which may be in-house counsel) that, notwithstanding the confidentiality requirements of Section 22, the Obligor or such Partner, as applicable, would be prohibited from disclosing by applicable law or regulations without making public disclosure thereof;

(b) information that the Obligor or either Partner determines after consultation with counsel qualified to advise on such matters (which may be in-house counsel) is legally privileged and the disclosure of which would waive such privilege to the detriment of the Obligor or either Partner; and

(b) information that, notwithstanding the confidentiality requirements of Section 22, the Obligor or either Partner is prohibited from disclosing by the terms of an obligation of confidentiality contained in any agreement with any non-Affiliate binding upon the Obligor or such Partner, as applicable, and not entered into in contemplation of this clause (b), provided that the Obligor and the Partners shall use commercially reasonable efforts to obtain consent from the party in whose favor the obligation of confidentiality was made to permit the disclosure of the relevant information and provided further that the Obligor or the applicable Partner, as the case may be, have received a written opinion of counsel (which may be in-house counsel) confirming that disclosure of such information without consent from such other contractual party would constitute a breach or would result in a substantial risk of breach of such agreement.

Promptly after a request therefor from any holder of Notes that is an Institutional Investor, the Obligor or the applicable Partner will provide such holder with a written opinion of counsel (which may be in-house counsel and which may be addressed to the Obligor or such Partner, as applicable) relied upon as to any requested information that the Obligor or the applicable Partner, as the case may be, is prohibited from disclosing to such holder under circumstances described in this Section 7.4.

8. PAYMENT AND PREPAYMENT OF THE NOTES.

8.1. Maturity.

As provided therein, the entire unpaid principal balance of the Series A Notes, the Series B Notes, and the Series C Notes shall be due and payable on September 24, 2014, September 24, 2016, and September 24, 2019, respectively.

8.2. Optional Prepayment with Make-Whole Amount.

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.6), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3. Prepayment for Tax Reasons.

If at any time as a result of a Change in Tax Law (as defined below) the Company, the Guarantor or either Partner (assuming, in the case of the Guarantor or such Partner, that the Guarantor or such Partner, as applicable, is required to make a payment pursuant to Section 14) is or becomes obligated to make any Additional Payments (as defined below) in respect of any payment of interest on account of any of the Notes, the Company may give the holders of all affected Notes irrevocable written notice (each, a “Tax Prepayment Notice”) of the prepayment of such affected Notes on a specified prepayment date (which shall be a Business Day not less than 30 days nor more than 60 days after the date of such notice) and the circumstances giving rise to the obligation of the Company, the Guarantor or either Partner to make any Additional Payments and the amount thereof and stating that all of the affected Notes shall be prepaid on the date of such prepayment at 100% of the principal amount so prepaid together with interest accrued thereon to the date of such prepayment plus an amount equal to the Modified Make-Whole Amount for each such Note, except in the case of an affected Note if the holder of such Note shall, by written notice given to the Company no more than 20 days after receipt of the Tax Prepayment Notice, reject such prepayment of such Note (each, a “Rejection Notice”). Such Tax Prepayment Notice shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Modified Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. The form of Rejection Notice shall also accompany the Tax Prepayment Notice and shall state with respect to each Note covered thereby that execution and delivery thereof by the holder of such Note shall operate as a permanent waiver of such holder’s right to receive the Additional Payments arising as a result of the circumstances described in the Tax Prepayment Notice in respect of all future payments of interest on such Note (but not of such holder’s right to receive any Additional Payments that arise out of circumstances not described in the Tax Prepayment Notice or which exceed the amount of the

Additional Payment described in the Tax Prepayment Notice), which waiver shall be binding upon all subsequent transferees of such Note. The Tax Prepayment Notice having been given as aforesaid to each holder of the affected Notes, the principal amount of such Notes together with interest accrued thereon to the date of such prepayment plus the Modified Make-Whole Amount shall become due and payable on such prepayment date, except in the case of Notes the holders of which shall timely give a Rejection Notice as aforesaid. Two Business Days prior to such prepayment, the Company shall deliver to each holder of a Note being so prepaid a certificate of a Senior Financial Officer specifying the calculation of such Modified Make-Whole Amount as of such prepayment date.

No prepayment of the Notes pursuant to this Section 8.3 shall affect the obligation of the Obligor and the Partners to pay Additional Payments in respect of any payment made on or prior to the date of such prepayment. For purposes of this Section 8.3, any holder of more than one affected Note may act separately with respect to each affected Note so held (with the effect that a holder of more than one affected Note may accept such offer with respect to one or more affected Notes so held and reject such offer with respect to one or more other affected Notes so held).

The Company may not offer to prepay or prepay Notes pursuant to this Section 8.3 (a) if a Default or Event of Default then exists, (b) until the Obligor or the Partners, as the case may be, shall have taken commercially reasonable steps to mitigate the requirement to make the related Additional Payments or (c) if the obligation to make such Additional Payments directly results or resulted from actions taken by any Transaction Party or any other Member (other than actions required to be taken under applicable law), and any Tax Prepayment Notice given pursuant to this Section 8.3 shall certify to the foregoing and describe such mitigation steps, if any.

For purposes of this Section 8.3: “Additional Payments ” means additional amounts required to be paid to a holder of any Note pursuant to Section 13 by reason of a Change in Tax Law; and a “Change in Tax Law” means (individually or collectively with one or more prior changes) (i) an amendment to, or change in, any law, treaty, rule or regulation of Australia or any political subdivision thereof after the date of the Closing, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation after the date of the Closing, which amendment or change is in force and continuing and meets the opinion and certification requirements described below or (ii) in the case of any other jurisdiction that becomes a Taxing Jurisdiction after the date of the Closing, an amendment to, or change in, any law, treaty, rule or regulation of such jurisdiction, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation, in any case after such jurisdiction shall have become a Taxing Jurisdiction, which amendment or change is in force and continuing and meets such opinion and certification requirements. No such amendment or change shall constitute a Change in Tax Law unless the same would in the opinion of the Obligor or either Partner, as the case may be (which shall be evidenced by an Officer’s Certificate of the Obligor or such Partner and supported by a written opinion of counsel having recognized expertise in the field of taxation in the Taxing Jurisdiction (which may be in-house counsel), both of which shall be delivered to all holders of the Notes prior to or concurrently with the Tax Prepayment Notice in respect of such Change in Tax Law), affect the deduction or require the withholding of any Tax imposed by such Taxing Jurisdiction on any payment payable on the Notes.

8.4. Prepayments in Connection with a Change of Control.

If a Change of Control shall occur, the Company shall within five days thereafter give written notice thereof (a “Change of Control Prepayment Notice”) to each holder of Notes, which notice shall (i) refer specifically to this Section 8.4 and describe in reasonable detail such Change of Control and (ii) offer to prepay on a Business Day not less than 30 days and not more than 60 days after the date of such Change of Control Prepayment Notice (the “Change of Control Prepayment Date”) the Notes of such holder, at 100% of the principal amount thereof, together with interest accrued thereon to the Change of Control Prepayment Date, and specify the Change of Control Response Date (as defined below). Each holder of a Note shall notify the Company of such holder’s acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on a date at least ten days prior to the Change of Control Prepayment Date (such date ten days prior to the Change of Control Prepayment Date being the “Change of Control Response Date”). The Company shall prepay on the Change of Control Prepayment Date all of the Notes held by each holder that has accepted such offer in accordance with this Section 8.4 at a price in respect of each such Note held by such holder equal to 100% of the principal amount thereof, together with interest accrued thereon to the Change of Control Prepayment Date. The failure by a holder of any Note to respond to such offer in writing on or before the Change of Control Response Date shall be deemed to be a rejection of such offer.

8.5. Prepayments in Connection with Asset Dispositions.

If the Company is required to offer to prepay Notes in accordance with (and in the aggregate amount calculated pursuant to) Section 10.5(f), the Company will give prompt written notice thereof to the holders of all Notes then outstanding, which notice shall (i) refer specifically to this Section 8.5 and describe in reasonable detail the Disposition giving rise to such offer to prepay Notes, (ii) specify the principal amount of each Note held by such holder offered to be prepaid (if the Notes are offered to be prepaid in part, determined in accordance with Section 8.6, the “Ratable Amount”), (iii) specify a Business Day for such prepayment not less than 30 days and not more than 60 days after the date of such notice (the “Disposition Prepayment Date”) and specify the Disposition Response Date (as defined below) and (iv) offer to prepay on the Disposition Prepayment Date the outstanding principal amount of each Note (or, if the Notes are offered to be prepaid in part, the Ratable Amount of each Note), together with interest accrued thereon to the Disposition Prepayment Date (the “Prepayment Amount”). Each holder of a Note shall notify the Company of such holder’s acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on a date at least ten days prior to the Disposition Prepayment Date (such date ten days prior to the Disposition Prepayment Date being the “Disposition Response Date”). The Company shall prepay on the Disposition Prepayment Date the Prepayment Amount with respect to each Note held by the holders who have accepted such offer in accordance with this Section 8.5. The failure by a holder of any Note to respond to such offer in writing on or before the Disposition Response Date shall be deemed to be a rejection of such offer. If any holder of a Note rejects or is deemed to have rejected any offer of prepayment with respect to such Note in accordance with this Section 8.5, then, for purposes of determining compliance with Section 10.5(f), the Company nevertheless shall be deemed to have made a prepayment of Indebtedness in an amount equal to the Ratable Amount with respect to such Note.

8.6. Allocation of Partial Prepayments and Offers of Partial Prepayments.

In the case of each partial prepayment of the Notes pursuant to Section 8.2 and in the case of each offer of partial prepayment of the Notes pursuant to Section 8.5, the Company shall prepay or offer to prepay, as the case may be, the same percentage of the unpaid principal amount of the Notes of each series, and the principal amount of the Notes of each series so to be prepaid or offered to be prepaid, as the case may be, shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.7. Maturity; Surrender, Etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date, and the applicable Make- Whole Amount or Modified Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount or Modified Make- Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.8. Purchase of Notes.

The Obligor will not, and the Obligor will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.9. Make-Whole Amount and Modified Make-Whole Amount.

The terms “Make-Whole Amount” and “Modified Make-Whole Amount” mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in any event be less than zero. For the purposes of determining the Make-Whole Amount and the Modified Make-Whole Amount, the following terms have the following meanings:

“Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.3 means 1.00% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose means 0.50% (50 basis points).

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) the Applicable Percentage plus (y) the yield to maturity implied by (i) the yields reported as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued, actively traded, on the run U.S. Treasury securities having a maturity equal to the remaining term of such Note as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the remaining term of such Note as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the remaining term of such Note and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the remaining term of such Note. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.3 or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9. AFFIRMATIVE COVENANTS.

The Obligor covenants as set forth below and each Partner covenants in respect of itself as set forth in Sections 9.2 and 9.3 below, that so long as any of the Notes are outstanding:

9.1. Compliance with Law.

Without limiting Section 10.4, the Obligor will, and will cause each Member to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including without limitation (but only to the extent applicable thereto), ERISA, the USA PATRIOT Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2. Insurance.

The Obligor and each Partner will, and the Obligor will cause each Member to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3. Maintenance of Secured Property; Further Assurances; Actions with respect to Secured Property.

The Obligor and each Partner will, and the Obligor will cause each Member Guarantor to, do everything reasonably necessary to:

(a) preserve and protect the value of its Secured Property;

(b) keep its Secured Property in a good state of repair and in good working order and condition and allowing for wear and tear;

(c) protect and enforce (i) its title to any part of its Secured Property and (ii) the title of the Security Trustee as mortgagee of the Secured Property;

(d) without limiting the generality of clauses (a) through (c) above, (i) ensure that it is recorded in all applicable registers with any Governmental Authority as the owner or proprietor of the Intellectual Property, interests in real property, domain names and other assets owned by it in respect of which registration of an interest is necessary and (ii) comply with all Liens affecting its Secured Property and the obligations secured by those Liens;

(e) remedy every defect in its title to any part of its Secured Property;

(f) take or defend all legal proceedings to protect or recover its Secured Property;

(g) keep its Secured Property valid and subsisting and free from liability to forfeiture, cancellation, avoidance or loss;

(h) do anything that the Facility Agent or the Required Holders reasonably requests that (i) more satisfactorily charges or secures the priority of its Security, or secures to the Security Trustee its Secured Property in a manner consistent with any provision of any Finance Document or (ii) aids in the exercise of the proper enforcement of any security, in each of the foregoing cases including the execution of any document, the delivery of Title Documents or the execution and delivery of blank transfers;

(i) at the request of the Facility Agent or the Required Holders, (i) execute a legal or statutory mortgage in favor of the Security Trustee over any real property or leasehold interest acquired by it on or after the date of this Agreement in form and substance required by the Facility Agent or the Required Holders, provided that neither the Facility Agent nor the Required Holders can require an obligation which is more onerous than any obligation contained in any Finance Document and (ii) use its best endeavors to register any mortgage executed under the foregoing clause (i);

(j) deposit with the Security Trustee all Title Documents in respect of any of its Secured Property which is subject to a fixed charge created under its Security immediately on (i) its execution of its Security, (ii) acquisition of any asset which forms part of its Secured Property and is subject to the fixed charge created by its Security and

(iii) the floating charge which is created by its Security crystallising and fixing;

(k) ensure that its Security is registered and filed in all registers in all jurisdictions in which it must be registered and filed to ensure the enforceability, validity and priority of the Security against all persons and to be effective as a security;

(l) cause any caveat which is lodged in respect of its Secured Property, other than a caveat lodged by the Finance Parties (as defined in the Security Trust Deed), to be removed as soon as reasonably practicable but in any event within 20 Business Days after the date that it becomes aware of its existence; and

(m) other than the Partners in their personal capacity, ensure that if it enters into any Material New Agreement it will:

(i) ensure that the terms of such Material New Agreement are such that its interest in it can be assigned or charged by it in favor of the Security Trustee without the necessity for any consent; and

(ii) at the same time (A) grant security in favor of the “Finance Parties” (as defined in the Security Trust Deed) in respect of its rights under such Material New Agreement and (B) issue a notice of charge to each counterparty to such Material New Agreement.

Without limiting the generality of the foregoing, the Obligor will provide notice to ASIC of the notice referred to in Section 4.13(b) on ASIC Form 311B within forty- five days after the date of Closing and will promptly inform each holder of Notes that such notice has been provided.

9.4. Payment of Taxes.

The Obligor will, and will cause each Member to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Obligor or any Member, provided that neither the Obligor nor any Member need file any such return nor pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Obligor or such Member on a timely basis in good faith and in appropriate proceedings, and the Obligor or such Member has established adequate reserves therefor in accordance with Relevant GAAP on the books of the Obligor or such Member or (ii) the failure to file all such returns or the nonpayment of all such taxes, assessments, charges and levies in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5. Corporate Existence, Etc.

(a) The Obligor will, and will cause each Member Guarantor to, at all times preserve and keep in full force and effect its respective corporate or other organizational existence.

(b) Neither the Obligor nor any Member Guarantor shall (i) transfer its jurisdiction of incorporation or (ii) enter into any scheme under which it ceases to exist or under which its assets or liabilities are vested in or assumed by another Person.

Notwithstanding the foregoing, nothing herein shall prohibit a restructuring, merger and/or consolidation of the FOXTEL Group, provided that the Company remains the obligor under the Notes and the assets and property transferred pursuant to such restructuring, merger and/or consolidation are transferred only between or among the Obligor and/or the Member Guarantors (any such restructuring, merger and/or consolidation, a “Permitted Restructuring”).

9.6. Books and Records.

The Obligor will, and will cause each Reporting Member to, maintain proper books of record and account in conformity with Relevant GAAP and all applicable material requirements of any Governmental Authority having legal or regulatory jurisdiction over the Obligor or such Reporting Member, as the case may be.

9.7. Priority of Obligations.

The Obligor and each Partner will ensure that its payment obligations under the Finance Documents to which it is a party will at all times rank (i) pari passu in right of payment and are secured equally and ratably with Indebtedness of the Obligor or such Partner, as the case may be, that has the benefit of Security over the Secured Property of the Obligor or such Partner, as the case may be, as set forth in the Security Trust Deed and (ii) pari passu in right of payment with all other Indebtedness of the Obligor or such Partner, as the case may be, and senior to such Indebtedness to the extent of the Security over its respective Secured Property.

9.8. Member Guarantees; Release.

(a) The Obligor will ensure that each Member that (i) has outstanding a Guaranty with respect to any Facility Agreement (or is otherwise a co-obligor or jointly liable with respect to any Indebtedness outstanding under any Facility Agreement) or (ii) after the date of this Agreement becomes a Wholly-Owned Subsidiary of any one or more Members, will, within 30 days thereafter, become a Member Guarantor.

(b) The Obligor will cause each Member required to become a Member Guarantor after the date of the Closing to execute and deliver a Member Guarantee to each holder of Notes and provide the following to each holder of Notes:

(i) a certificate signed by a director or an appropriate officer of such Member confirming that such Member is, and after giving the Member Guarantee will be, solvent and able to pay all of its debts as and when they become due and payable; and

(ii) an opinion in form and substance reasonably satisfactory to the Required Holders from legal counsel to such Member in the appropriate jurisdiction(s) confirming that (A) such Member Guarantee shall have been duly authorized and executed and (B) such Member Guarantee is enforceable in accordance with its terms (subject to any usual and customary exceptions) and covering such other matters incidental thereto as may be reasonably requested by the Required Holders.

(c) The Obligor will cause each Member required to become a Member Guarantor after the date of the Closing to execute and deliver to the Security Trustee a Security in form and substance satisfactory to the Security Trustee (acting reasonably) to secure the Secured Moneys.

(d) The Obligor will cause each Member required to become a Member Guarantor after the date of the Closing to duly stamp each relevant document referred to in this Section 9.8.

(e) The Obligor will cause each Member required to become a Member Guarantor after the date of the Closing to provide to the Security Trustee all duly completed forms, notices and other documents required to register or file with the appropriate Governmental Authority each relevant document referred to in this Section 9.8.

(f) Except pursuant to a Permitted Restructuring whereby a Member Guarantor ceases to exist, no Member Guarantor may be released from its obligations under its Member Guarantee without the prior written consent of the Required Holders. Upon the effectiveness of any such consent to the release of any Member Guarantor, upon notice thereof by the Obligor to each holder of a Note, such Member Guarantor shall cease to be a Member Guarantor and shall be automatically released from its obligations under its Member Guarantee as of the date of such notice without the need for the consent, execution or delivery of any other document or the taking of any other action by any holder of a Note or any other Person. Upon the release of any Member as a Member Guarantor, the holders of Notes shall take those actions reasonably requested by any Transaction Party or the Security Trustee necessary to release such Member from its obligations under each Security Document to which it is a party.

9.9. Intellectual Property.

The Obligor will, and will cause each Member Guarantor to, (i) own or have the right and license to use the Intellectual Property and (ii) maintain, preserve and protect the Intellectual Property.

9.10. Rating.

The Obligor will maintain at all times an issuer or long term senior (secured or unsecured) debt credit rating from Fitch, Moody’s or S&P.

10. NEGATIVE COVENANTS.

The Obligor covenants as set forth below and each Partner covenants in respect of itself as set forth in Sections 10.4, 10.5 and 10.6 below, that so long as any of the Notes are outstanding:

10.1. Transactions with Affiliates.

The Obligor will not, and will not permit any Member Guarantor to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Obligor or any Member Guarantor), except pursuant to the reasonable requirements of the Obligor’s or the applicable Member Guarantor’s business, as the case may be, and upon fair and reasonable terms no less favorable to the Obligor or such Member Guarantor than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

10.2. Merger, Consolidation, Etc.

The Obligor will not, and will not permit any Member Guarantor to, enter into any scheme of arrangement, merger or consolidation. Notwithstanding the foregoing, nothing herein shall prohibit a Permitted Restructuring.

10.3. Line of Business.

The Obligor will not, and will not permit any Member Guarantor to, engage in any business if, as a result, the general nature of the business in which the FOXTEL Group, taken as a whole, would then be engaged would be substantially changed from the general nature of the Business.

10.4. Terrorism Sanctions Regulations.

The Obligor and the Partners will not, and the Obligor will not permit any Member to, (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) knowingly engage in any dealings or transactions with any such Person.

10.5. Sale of Assets.

Subject to Section 24, the Obligor and the Partners will not, and the Obligor will not permit any Member to, sell, transfer, or otherwise dispose of any Secured Property (collectively, a “Disposition”), except:

(a) Dispositions constituting the creation of a Lien not prohibited under Section 10.6;

(b) Dispositions to the Obligor or any Member Guarantor; provided, that, the relevant property or asset will at all times remain subject to a Security;

(c) Dispositions of property or assets in exchange for other properties or assets of comparable value and utility;

(d) Dispositions of worn out, obsolete or redundant property or assets;

(e) Dispositions on arms length terms of property or assets not required for the efficient operation of the Business; and

(f) other Dispositions, provided that any such Disposition is for fair market value and (i) the aggregate book value of the Secured Property subject to all such Dispositions pursuant to this clause (f) during any fiscal year of the FOXTEL Group does not exceed 10% of Total Assets as at the end of the immediately preceding fiscal year of the FOXTEL Group (the “Disposition Cap”) or (ii) within 365 days after any such Disposition or portion thereof that would cause the Disposition Cap to be exceeded, the net after-tax proceeds of such Disposition (or relevant portion thereof, as the case may be) are used to (x) purchase productive assets for use by the Obligor or any Member Guarantor in the Business or (y) repay or prepay any Indebtedness of the Obligor or any Member Guarantor that is secured pursuant to the Security Documents; provided that, the Company has, on or prior to the application of any net after-tax proceeds to the repayment or prepayment of any Indebtedness pursuant to the foregoing clause (y), (1) offered to prepay the Notes with such net after- tax proceeds (in whole or, if the aggregate outstanding principal amount of the Notes at such time exceeds such net-after tax proceeds, in part) in accordance with Section 8.5 or (2) offered to prepay the Notes pro rata with all such Indebtedness in accordance with Section 8.5, whereby the aggregate principal amount of the Notes subject to such offer of prepayment shall be equal to the product of (A) the net after-tax proceeds being so applied and (B) a fraction, the numerator of which is the aggregate outstanding principal amount of the Notes at such time and the denominator of which is the aggregate outstanding principal amount of Indebtedness (including the Notes) receiving any repayment or prepayment (or offer thereof) pursuant to the foregoing clause (y); and provided further, that for purposes of this Section 10.5, “net after-tax proceeds” shall mean the gross proceeds from such Disposition net of any taxes, costs and expenses associated therewith.

Any Disposition of shares of stock of any Member shall, for purposes of this Section 10.5, be valued at an amount that bears the same proportion to the total assets of such Member as the number of such shares bears to the total number of shares of stock of such Member.

Upon the Disposition of Secured Property in accordance with this Section 10.5, subject to any requirements of this Section 10.5 that such Secured Property continue to be subject to a Security and further subject to there not existing at such time any Default or Event of Default, the holders of Notes consent to such Secured Property being released from each Security to which it is subject and shall take those actions (at no cost or expense to such holders) reasonably requested by any Transaction Party or the Security Trustee necessary to release such Secured Property from such Security.

As provided in Section 24(c), on and from the Security Release Date, this Section shall be deemed to be deleted and replaced in its entirety by the provision set forth in Part (B) of Exhibit 24.

10.6. Liens.

Subject to Section 24, the Obligor and the Partners will not, and the Obligor will not permit any Member Guarantor to, create, permit or suffer to exist any Lien over all or any property or assets (excluding, in the case of any Partner, any such property or assets that do not constitute Secured Property), whether now owned or hereafter acquired, of the Obligor, either Partner or any Member Guarantor, except for:

(a) a Security;

(b) Liens in relation to Capital Leases over STUs and other similar technical equipment; provided, that the aggregate book value of the STUs and other similar technical equipment subject to such Capital Leases at any time does not exceed A$175,000,000;

(c) Liens arising by operation of law in the ordinary course of its ordinary business securing (i) an obligation that is not yet due or (ii) if due but unpaid, Indebtedness which is being contested in good faith;

(d) Liens only securing Indebtedness where, before any such Lien is created, the Security Trustee receives (i) the benefit of a deed of priority granting first ranking priority to each Security and (ii) documents, evidence and opinions in connection with the Lien requested by it, each in a form and of substance satisfactory to the Security Trustee;

(e) Liens in relation to retention of title arrangements entered into in the ordinary course of its business for a period of not more than 120 days; and

(f) Liens securing Indebtedness which in aggregate does not exceed A$25,000,000.

As provided in Section 24(c), on and from the Security Release Date, this Section shall be deemed to be deleted and replaced in its entirety by the provision set forth in Part (C) of Exhibit 24.

10.7. Interest Cover Ratio.

The Obligor will not permit as of the last day of any fiscal quarter of the FOXTEL Group the ratio of (a) EBITDA to (b) Interest Service, in each case for the twelve month period ending on such day, to be less than 3.50:1.

10.8. Total Debt to EBITDA Ratio.

The Obligor will not permit as of the last day of any fiscal quarter of the FOXTEL Group the ratio of (a) Total Debt on such day to (b) EBITDA for the twelve month period ending on such day, to be greater than 3.75:1.

10.9. Distributions.

The Obligor and the Partners (other than a Partner in its personal capacity) will not, and the Obligor will not permit any Member Guarantor to, make any Distribution at any time if a Default or an Event of Default is continuing at such time or would result from such Distribution.

11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) default shall be made in the payment of any principal or Make-Whole Amount or Modified Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) default shall be made in the payment of any interest on any Note or any amount payable pursuant to Section 13 for more than five Business Days after the same becomes due and payable; or

(c) default shall be made by the Obligor or either Partner in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.5 through 10.9, inclusive; or

(d) default shall be made by the Obligor or either Partner in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Obligor or either Partner receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) any representation or warranty made in writing by or on behalf of any Transaction Party or by any officer of Transaction Party in any Finance Document or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) any Transaction Party or any Member is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least A$25,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) any Transaction Party or any Member is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least A$25,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than (A) the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests or (B) as a result of a Change of Control or any Disposition requiring any purchase or repayment of Indebtedness (or offer therefor) pursuant to Section 8.4 or 8.5, provided that the Obligor is in compliance with the provisions of Section 8.4 or 8.5, as the case may be), (x) any Transaction Party or any Member has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least A$25,000,000 (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require any Transaction Party or any Member so to purchase or repay such Indebtedness; or

(g) any Transaction Party (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, other than for the purpose of a reconstruction, amalgamation, merger or consolidation while solvent, (iii) makes an assignment for the benefit of its creditors as a whole in connection with any bankruptcy, insolvency or reorganization, (iv) consents to the appointment of a custodian, receiver, controller, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, other than for the purpose of a reconstruction, amalgamation, merger or consolidation while solvent, (v) is adjudicated as insolvent or to be liquidated or (vi) takes corporate or other organizational action for the purpose of any of the foregoing; or

(h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by any Transaction Party, a custodian, receiver, controller, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Transaction Party, other than for the purpose of a reconstruction, amalgamation, merger or consolidation while solvent, or any such petition shall be filed against any Transaction Party and such petition shall not be dismissed within 60 days; or

(i) any event occurs with respect to any Transaction Party which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or (h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or (h); or

(j) a final judgment or judgments for the payment of money aggregating in excess of A$25,000,000 (or its equivalent in the relevant currency of payment) are rendered against one or more of any Transaction Parties and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k) the Obligor or any Member (i) establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Obligor or such Member thereunder, (ii) fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up or (iii) becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (iii) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(l) the Security Trust Deed or any Security shall cease to be in full force and effect or any Person acting on behalf of any Transaction Party or any Member shall contest in any manner the validity, binding nature, enforceability or priority of the Security Trust Deed or any Security, except in any event in the case of any Security, as otherwise permitted pursuant to this Agreement and the other Finance Documents; or

(m) a Lien is enforced over any Secured Property for an amount exceeding A$25,000,000; or

(n) (i) all or any material part of the Secured Property is compulsorily acquired by, or by order of, a Governmental Authority or under law, (ii) a Governmental Authority orders the sale, vesting or divesting of all or any material part of the Secured Property or (iii) a Governmental Authority takes a step for the purpose of any of the foregoing, in each case where the value of the Secured Property concerned exceeds A$25,000,000; or

(o) any Member Guarantee shall cease to be in full force and effect or any Member Guarantor or any Person acting on behalf of any Member Guarantor shall contest in any manner the validity, binding nature or enforceability of any Member Guarantee.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12. REMEDIES ON DEFAULT, ETC.

12.1. Acceleration.

(a) If an Event of Default with respect to any Transaction Party described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause

(i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law) shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligor and each Partner acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make -Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder (including any rights that such holder may have under the Security Trust Deed, as set forth in Section 12.3) by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any other Finance Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Enforcement of Security.

Any holder of Notes shall have the rights to enforce any Security only as set forth in the Security Trust Deed and not otherwise.

12.4. Rescission.

At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c) (but prior to enforcement being undertaken under any Finance Document), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount or Modified Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount or Modified Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) no Transaction Party nor any other Person shall have paid any amounts that have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 19, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.5. No Waivers or Election of Remedies, Expenses, Etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof or by any other Finance Document shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligor under Section 17, the Obligor will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

13. TAX INDEMNIFICATION.

All payments whatsoever under the Finance Documents to which the Obligor or either Partner is a party will be made by the Obligor or such Partner, as the case may be, in lawful currency of the United States of America free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.

If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by the Obligor or either Partner under any Finance Document to which it is a party, the Obligor or such Partner, as the case may be, will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder of a Note such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of the relevant Finance Document after such deduction, withholding or payment (including, without limitation, any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of the relevant Finance Document before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

(a) any Excluded Tax;

(b) with respect to a holder of any Note, any Tax that would not have been imposed but for any breach by such holder of any representation made or deemed to have been made by such holder pursuant to Section 6.3(a), 6.3(c) or 6.3(d);

(c) any Tax that would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the

Taxing Jurisdiction, other than the mere holding of the relevant Note (with the benefit of the guarantees of the Guarantor and the Partners hereunder) or the receipt of payments thereunder or in respect thereof, including, without limitation, such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for the Obligor or either Partner, after the date of the Closing, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of any Finance Documents are made to, the Taxing Jurisdiction imposing the relevant Tax;

(d) any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by the Obligor or either Partner) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (d) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of the Obligor or either Partner no later than 45 days after receipt by such holder of such written request (accompanied by copies of such Forms and related instructions, if any); or

(e) any combination of clauses (a), (b), (c) and (d) above;

and provided further that in no event shall the Obligor or either Partner be obligated to pay such additional amounts to any holder of a Note (i) not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the date of the Closing in excess of the amounts that the Obligor or such Partner would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable (and, to the extent applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction to the extent that such eligibility would reduce such additional amounts), or (ii) registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and the Obligor or such Partner shall have given timely notice of such law or interpretation to such holder.

By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (d) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by the Obligor or either Partner all such forms, certificates, documents and returns provided to such holder by the Obligor or such Partner (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of an applicable tax treaty and (y) provide the Obligor or either Partner with such information with respect to such holder as the Obligor or such Partner may reasonably request in order to complete any such Forms, provided that nothing in this Section 13 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder, and provided further that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to the Obligor or the relevant Partner or mailed to the appropriate taxing authority, whichever is applicable, within 45 days following a written request of the Obligor or either Partner (which request shall be accompanied by copies of such Form) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

In connection with the transfer of any Note, the Obligor will furnish the transferee of such Note with copies of any Form then required pursuant to the preceding paragraph of this Section 13.

If any payment is made by the Obligor or either Partner to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by the Obligor or such Partner pursuant to this Section 13, then, if such holder has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to the Obligor or such Partner such amount as such holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (d) above) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.

The Obligor or the relevant Partner will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by the Obligor or such Partner of any Tax in respect of any amounts paid under any Finance Document the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of the Obligor or such Partner, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

If the Obligor or either Partner is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which the Obligor or such Partner would be required to pay any additional amount under this Section 13, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any Note, and such holder pays such liability, then the Obligor or such Partner will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by the Obligor or such Partner) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.

If the Obligor or either Partner makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such holder shall, as soon as practicable after receiving written request from the Obligor or such Partner (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by the Obligor or such Partner, subject, however, to the same limitations with respect to Forms as are set forth above.

The obligations of the Obligor and the Partners under this Section 13 shall survive the payment or transfer of any Note and the provisions of this Section 13 shall also apply to successive transferees of the Notes.

14. GUARANTOR AND PARTNER GUARANTEE, LIMITED RECOURSE, CONSENTS, ETC.

14.1. Guarantee.

The Guarantor and each Partner hereby guarantees to each holder of any Note or Notes at any time outstanding (a) the prompt payment in full, in Dollars, when due (whether at stated maturity, by acceleration, by mandatory or optional prepayment or otherwise) of the principal of, Make-Whole Amount and Modified Make-Whole Amount, if any, and interest on the Notes (including, without limitation, any interest on any overdue principal, Make-Whole Amount and Modified Make-Whole Amount, if any, and, to the extent permitted by applicable law, on any overdue interest and on payment of additional amounts described in Section 13) and all other amounts from time to time owing by the Company under this Agreement and the Notes (including, without limitation, costs, expenses and taxes in accordance with the terms hereof), and (b) the prompt performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed hereunder, in each case strictly in accordance with the terms thereof (such payments and other obligations being herein collectively called the “Guaranteed Obligations”). The Guarantor and each Partner hereby further agrees that if the Company shall default in the payment or performance of any of the Guaranteed Obligations, the Guarantor and such Partner will (x) promptly pay or perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration, by mandatory or optional prepayment or otherwise) in accordance with the terms of such extension or renewal and (y) pay to the holder of any Note such amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing any of such holder’s rights under this Agreement, including, without limitation, reasonable counsel fees.

All obligations of the Guarantor and the Partners under Sections 14.1 and 14.2 shall survive the transfer of any Note, and any obligations of the Guarantor and the Partners under Sections 14.1 and 14.2 with respect to which the underlying obligation of the Company is expressly stated to survive the payment of any Note shall also survive payment of such Note.

14.2. Obligations Unconditional.

(a) The obligations of the Guarantor and each Partner under Section 14.1 constitute a present and continuing guaranty of payment and not collectibility and are absolute, unconditional and irrevocable, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any Guaranty of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 14.2 that the obligations of the Guarantor and each Partner hereunder shall be absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor and each Partner hereunder which shall remain absolute, unconditional and irrevocable as described above:

(1) any amendment or modification of any provision of this Agreement (other than Section 14.1 or 14.2), any Member Guarantee or any of the Notes or any assignment or transfer thereof, including without limitation the renewal or extension of the time of payment of any of the Notes or the granting of time in respect of such payment thereof, or of any furnishing or acceptance of security or any additional guarantee or any release of any security or guarantee so furnished or accepted for any of the Notes;

(2) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of this Agreement, the Notes or any Member Guarantee, or any exercise or non-exercise of any right, remedy or power in respect hereof or thereof;

(3) any bankruptcy, receivership, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Company or any other Person or the properties or creditors of any of them;

(4) the occurrence of any Default or Event of Default under, or any invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in, this Agreement, the Notes or any other agreement;

(5) any transfer of any assets to or from the Company, including without limitation any transfer or purported transfer to the Company from any Person, any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer, any consolidation or merger of the Company with or into any Person, any change in the ownership of any shares of capital stock of the Company, or any change whatsoever in the objects, capital structure, constitution or business of the Company;

(6) any default, failure or delay, willful or otherwise, on the part of the Company or any other Person to perform or comply with, or the impossibility or illegality of performance by the Company or any other Person of, any term of this Agreement, the Notes or any other agreement;

(7) any suit or other action brought by, or any judgment in favor of, any beneficiaries or creditors of, the Company or any other Person for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of this Agreement, the Notes or any other agreement;

(8) any lack or limitation of status or of power, incapacity or disability of the Company or any trustee or agent thereof, and other person providing a Guaranty of, or security for, any of the Guaranteed Obligations; or

(9) any other thing, event, happening, matter, circumstance or condition whatsoever, not in any way limited to the foregoing (other than the indefeasible payment in full of the Guaranteed Obligations).

(b) The Guarantor and each Partner hereby unconditionally waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that any holder of a Note exhaust any right, power or remedy against the Company under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other Guaranty of, or security for, any of the Guaranteed Obligations.

(c) In the event that the Guarantor or either Partner shall at any time pay any amount on account of the Guaranteed Obligations or take any other action in performance of its obligations hereunder, the Guarantor or such Partner, as applicable, shall not exercise any subrogation or other rights hereunder or under the Notes and the Guarantor or such Partner, as applicable, hereby waives all rights it may have to exercise any such subrogation or other rights, and all other remedies that it may have against the Company, in respect of any payment made hereunder unless and until the Guaranteed Obligations shall have been indefeasibly paid in full. Prior to the payment in full of the Guaranteed Obligations, if any amount shall be paid to the Guarantor or either Partner, as applicable, on account of any such subrogation rights or other remedy, notwithstanding the waiver thereof, such amount shall be received in trust for the benefit of the holders of the Notes and shall forthwith be paid to such holders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. The Guarantor and each Partner agrees that its obligations under this Section 14 shall be automatically reinstated if and to the extent that for any reason any payment (including payment in full) by or on behalf of the Company is rescinded or must be otherwise restored by any holder of a Note, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

(d) If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration (and the effect thereof on the Guaranteed Obligations) shall at such time be prevented by reason of the pendency against the Company or any other Person (other than the Guarantor or either Partner as to itself) of a case or proceeding under a bankruptcy or insolvency law, the Guarantor and each Partner agrees that, for purposes of the guarantee in this Section 14 and the Guarantor’s and each Partner’s obligations under this Agreement, the maturity of the principal amount of the Notes shall be deemed to have been accelerated (with a corresponding effect on the Guaranteed Obligations) with the same effect as if the holders of the Notes had accelerated the same in accordance with the terms of this Agreement, and the Guarantor and each Partner shall forthwith pay such principal amount, any interest thereon, any Make-Whole Amounts and any other amounts guaranteed hereunder without further notice or demand.

(e) The guarantee in Sections 14.1 and 14.2 is a continuing guarantee and shall apply to the Guaranteed Obligations whenever arising. Each default in the payment or performance of any of the Guaranteed Obligations shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs.

14.3. Limited Recourse to the Partners.

(a) Notwithstanding Sections 14.1 and 14.2 above and any other provisions of the Finance Documents (other than Section 14.3(d) below) the obligation of each Partner to pay any amount under any Finance Document (whether present, future or prospective) is limited to the extent that the amount can be satisfied out of its Secured Property.

(b) Each party irrevocably and unconditionally releases all claims it may have against either Partner under or in connection with the Finance Documents except to the extent that such Partner is liable under Section 14.3(a).

(c) No party shall have any claim against or recourse to the directors, officers or employees of either Partner, by operation of law or otherwise. Such recourse is irrevocably waived.

(d) Nothing in Section 14.3(a) or 14.3(c) limits the liability of either Partner in respect of any loss, cost or expense suffered or incurred by any holder of a Note as a result of:

(i) the fraud or willful default of such Partner or any of its directors, officers or employees under or in connection with the Finance Documents; provided, that, the failure of any Partner to comply with an obligation to pay the Secured Moneys under the Finance Documents will not in itself constitute fraud or willful default of such Partner;

(ii) any breach of an undertaking given by such Partner in:

(A) Sections 9.3(h), 9.3(k), 10.4, 10.5, 10.6 of this Agreement;

(B) any Security to which such Partner is expressed to be a party (other than the undertaking contained in clause 4.2, clause 4.4 or clause 5.1(a)(2) of a Security where the underlying obligation is not referred to in paragraph (A) above);

(C) any Tripartite Agreement to which such Partner is individually expressed to be a party; or

(D) any Subordination Deed to which such Partner is individually expressed to be a party; or

(iii) the incorrectness or untruthfulness of any warranty or representation given by such Partner in:

(A) Sections 5.1, 5.2, 5.6, 5.10, 5.22, 5.25 or clause (i) of Section 5.21;

(B) any Security to which such Partner is expressed to be a party (other than the representation and warranty contained in clause 4.1 of any Security where the underlying representation and warranty is not referred to in paragraph (A) above);

(C) any Tripartite Agreement to which such Partner is individually expressed to be a party; or

(D) any Subordination Deed to which such Partner is individually expressed to be a party.

(e) Except to the extent that either Partner is liable under Section 14.3(d), a party may enforce its rights against such Partner arising from non payment of the Secured Moneys only to the extent that such rights can be enforced against the Secured Property of such Partner and no party may, in connection with the Secured Moneys:

(i) take any action against such Partner, its directors, officers or employees personally to recover any part of the Secured Moneys which cannot be satisfied out of the Secured Property of such Partner or obtain a judgment for the payment of money or damages by such Partner, its directors, officers or employees;

(ii) issue any demand under section 459E(1) of the Corporations Act (or any analogous provision under any other law) against such Partner;

(iii) apply for or prove in (except to the extent that such Partner is liable under Section 14.3(a)) the winding up of such Partner;

(iv) levy execution or take any action against any asset of such Partner (other than the Secured Property of the Partner) to recover any of the Secured Moneys; or

(v) apply for the appointment of a receiver to any of the assets of such Partner (other than the Secured Property of such Partner); or

(vi) take any proceedings for any of the above and each party waives its rights in respect of those actions, applications and proceedings.

(f) Despite anything in, or in connection with, the Finance Documents, each party hereto agrees that (i) claims under or in connection with the Finance Documents are not claims to which the Telstra Deed of Cross Guarantee applies in any way, and (ii) it may not claim or attempt to claim to have any rights under, or make any claim or seek to enforce any rights, in connection with the Telstra Deed of Cross Guarantee.

(g) For the avoidance of doubt, nothing in this Section 14.3 prevents or limits any party from obtaining a declaration concerning any of the Finance Documents, an injunction or other order restraining any breach of a Finance Document or otherwise in relation to the Secured Property of a Partner. This clause operates as a release and a covenant not to sue and may be pleaded in bar to any action brought in breach of it.

(h) No party in the exercise of any right, power, authority, discretion or remedy conferred on it by any Finance Document or any applicable law, including any voting rights under the Finance Documents, nor any receiver, receiver and manager, attorney, controller (as the term “controller” is defined in the Corporations Act, but as if the term “charge” used therein included any Security) or other Person appointed by any party under the Finance Documents (each of the foregoing, an “Administrator”) has the power or authority to incur obligations binding on a Partner other than obligations the extent and enforcement of which are limited in the same manner as the extent and enforcement of a Partner’s obligations under the Finance Documents are limited by this Section 14.3.

(i) No party may appoint any Administrator with the power or authority to incur obligations binding on a Partner unless (i) the authority of such Administrator is limited in accordance with this Section 14.3, and (ii) such Administrator executes an agreement acknowledging the limitation.

(j) This Section 14.3 shall apply despite any other provision in any document or any other thing and, in the event of any inconsistency between this Section 14.3 and another provision of a Finance Document, this Section 14.3 shall prevail.

14.4. Consent of Partners.

(a) Each Partner consents to the grant by the other Partner of the Security over all of the present and future right, title and interest of that Partner in the FOXTEL Partnership and the FOXTEL Television Partnership and the undertaking, assets and rights of the FOXTEL Partnership and the FOXTEL Television Partnership, including the right to receive any share of profits of the FOXTEL Partnership and the FOXTEL Television Partnership.

(b) The parties hereto acknowledge and agree that the other parties hereto are entitled to treat any discharge, receipt, waiver, consent, communication, agreement, act or other thing given or effected by the Obligor as having been given or effected for or on behalf of, and with the authority and consent of, the Partners.

15. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES; NOTICE UPON TRANSFER UNDER SECURITY TRUST DEED.

15.1. Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

15.2. Transfer and Exchange of Notes.

Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 20) for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by (i) a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant beneficial name, any nominee name, address and other details for notices of each transferee of such Note or part thereof and (ii) a QP Transfer Certificate duly executed by each transferee of such Note) within ten Business Days thereafter the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1-A, 1- B or 1-C, as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than U.S.$100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of a series of the Notes, one Note of such series may be in a denomination of less than U.S.$100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have agreed to be bound by the provisions contained herein expressed to be, or that otherwise are, applicable to holders of Notes and to have made the representations set forth in Section 6, except with respect to Sections 6.3(a) and 6.3(d).

15.3. Replacement of Notes.

Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 20) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least U.S.$100,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

15.4. Notice upon Transfer under Security Trust Deed.

Upon any transfer, exchange or substitution of a Note or Notes as set forth in this Section 15, the transferor of such Note or Notes agrees promptly to notify the Security Trustee of such transfer, exchange or substitution pursuant to Section 8.5 of the Security Trust Deed, including the relevant beneficial name, any nominee name, address and other details for notices of each transferee of such Note or Notes.

16. PAYMENTS ON NOTES.

16.1. Place of Payment.

Subject to Section 16.2, payments of principal, Make-Whole Amount or Modified Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

16.2. Home Office Payment.

So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 16.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount or Modified Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Obligor and the Partners made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its address as set forth in Section 20. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 15.2. The Company will afford the benefits of this Section 16.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 16.2.

17. EXPENSES, ETC.

17.1. Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Obligor will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of any Finance Document (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under any Finance Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any Finance Document, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Obligor, either Partner or any Member or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes or by any other Finance Document and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed U.S.$3,300. The Obligor will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

17.2. Certain Taxes.

The Obligor agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of any Finance Document or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States, Australia or any other applicable jurisdiction or of any amendment of, or waiver or consent under or with respect to, any Finance Document, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Obligor pursuant to this Section 17, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Obligor or any Partner hereunder or by any Member Guarantor under any Member Guarantee.

17.3. Survival.

The obligations of the Obligor under this Section 17 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of any Finance Document, and the termination of this Agreement.

18. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Obligor or either Partner pursuant to this Agreement shall be deemed representations and warranties of the Obligor or such Partner, as the case may be, under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the other Finance Documents embody the entire agreement and understanding between each Purchaser, the Obligor and each Partner, and supersede all prior agreements and understandings relating to the subject matter hereof.

19. AMENDMENT AND WAIVER.

19.1. Requirements.

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligor, the Partners and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 23, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount or Modified Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend Section 8, 11(a), 11(b), 12, 13, 14, 19, 22 or 25.12.

19.2. Solicitation of Holders of Notes.

(a) Solicitation. The Obligor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 19 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. No Transaction Party or any Member will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any other Finance Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

19.3. Binding Effect, Etc.

Any amendment or waiver consented to as provided in this Section 19 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligor and the Partners without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligor and the holder of any Note or between either Partner and the holder of any Note nor any delay in exercising any rights hereunder or under any Note or under any Member Guarantee shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

19.4. Notes Held by any Transaction Party or Member, Etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Transaction Party or any Member or any Affiliate of any Transaction Party or any Member shall be deemed not to be outstanding.

20. NOTICES; ENGLISH LANGUAGE.

All notices and communications provided for hereunder shall, to the extent that the recipient has supplied an email address for receipt of such notices and communications, be by way of electronic mail. If any recipient has not supplied an email address for receipt of notices and communications provided for hereunder, notices and communications shall be provided by physical delivery, sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an air express delivery service (charges prepaid), or (b) by an air express delivery service (with charges prepaid).

All notices and communications provided for hereunder shall be sent:

(i) if to a Purchaser or its nominee, to such Purchaser or nominee at the address (whether email or physical) specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address (whether email or physical) as such other holder shall have specified to the Company in writing,

(iii) if to the Company, to the Company at its address (whether email or physical) set forth at the beginning hereof (in the case of physical delivery, to the attention of the Chief Financial Officer), or at such other address as the Company shall have specified to the holder of each Note in writing,

(iv) if to the Guarantor, to the Guarantor at its address (whether email or physical) set forth at the beginning hereof (in the case of physical delivery, to the attention of the Chief Financial Officer), or at such other address as the Guarantor shall have specified to the holder of each Note in writing

(v) if to Sky Cable, to Sky Cable at its address (whether email or physical) set forth at the beginning hereof (in the case of physical delivery, to the attention of the Company Secretary), or at such other address as Sky Cable shall have specified to the holder of each Note in writing,

(vi) if to Telstra Media, to Telstra Media at its address (whether email or physical) set forth at the beginning hereof (in the case of physical delivery, to the attention of the Head of Media), or at such other address as Telstra Media shall have specified to the holder of each Note in writing; and

(vii) if to the Security Trustee, to the Security Trustee at its address (whether email or physical) set forth in the Security Trust Deed (in the case of physical delivery, to the attention of the Person specified in the Security Trust Deed), or at such other address as the Security Trustee shall have specified to the holder of each Note in writing.

Notices under this Section 20 will be deemed given only when actually received. All notices related to any Default, Event of Default, acceleration or prepayment shall, in addition to delivery by email (if applicable), be sent by physical delivery as set forth above.

Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Agreement or any Member Guarantee shall be in English or accompanied by an English translation thereof.

21. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital or other similar process and such Purchaser may destroy any original document so reproduced. The Obligor and the Partners agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 21 shall not prohibit the Obligor, either Partner or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

22. CONFIDENTIAL INFORMATION.

For the purposes of this Section 22, “Confidential Information” means information delivered to any Purchaser by or on behalf of any Transaction Party or any Member in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of such Transaction Party or such Member, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by any Transaction Party or any Member or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 22, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 22), (v) any Person from which it offers to purchase any security of the Obligor or either Partner (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 22), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 22 as though it were a party to this Agreement. On reasonable request by the Obligor or either Partner in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligor and the Partners embodying the provisions of this Section 22.

23. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 23), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 23), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

24. RELEASE OF SECURITY.

(a) The Obligor shall provide each holder of Notes written notice of any release of the Secured Property from the Security in accordance with the Security Trust Deed which results in the book value of the assets and property of the FOXTEL Group not subject to any Security being greater than 50% of Total Assets at such time (the “Security Release”) not less than five Business Days prior to the effective date of such release (the “Security Release Date”). Such notice shall specify the anticipated Security Release Date and shall describe any Release Consideration paid or payable in connection with the Security Release.

(b) If the Obligor or any Member shall pay any financial consideration (whether by way of fee, premium, rate increase, prepayment or otherwise) to or for the account of any “Beneficiary” under and as defined in the Security Trust Deed as inducement for the consent of such “Beneficiary” to the Security Release (“Release Consideration”), then the Obligor shall concurrently pay the holders of Notes equivalent Release Consideration.

(c) From and after the later of the Security Release Date and the date on which the Obligor has paid all of the holders of Notes any consideration required to be paid pursuant to Section 24(b), Sections 7.2(a), 10.5 and 10.6 hereof shall be deemed to be deleted and of no force and effect and shall be replaced in their entirety by the provisions labeled (A), (B) and (C), respectively, in Exhibit 24. All other provisions of this Agreement shall remain unchanged and in full force and effect after such date. For purposes of Sections 10.5 and 10.6 (as so replaced), any Indebtedness or Liens of the Obligor or the Members outstanding on the Security Release Date shall be deemed to have been incurred thereby on such date (other than Indebtedness that would otherwise be permitted under the new Section 10.6(a)(iv)).

(d) At any time that all of the Secured Property is released from the Security in accordance with the Security Trust Deed and this Section 24, the holders of Notes shall take those actions reasonably requested by any Transaction Party or the Security Trustee necessary to release such Secured Property from such Security and to release each Transaction Party from the Security Documents to which it is a party. Thereafter, upon the request of any holder of a Note, the Obligor or either Partner, the Obligor, the Partners and the holders of Notes shall enter into any additional agreement or amendment to this Agreement reasonably requested by such holder or Obligor to (i) evidence or otherwise memorialize any of the actions contemplated pursuant to this Section 24 and (ii) amend this Agreement to make necessary consequential changes and to remove all references to the Security, the Secured Documents and all related terms and provisions.

(e) From and after the Security Release Date (unless the context clearly indicates otherwise), all references in this Agreement to Sections 7.2(a), 10.5 and 10.6 shall be deemed to refer to such Sections as replaced pursuant to this Section 24.

25. MISCELLANEOUS.

25.1. Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

25.2. Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8 that notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or Modified Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

25.3. Accounting Terms.

(a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with Relevant GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with Relevant GAAP, and all financial statements shall be prepared in accordance with Relevant GAAP, where applicable for special purpose accounts.

(b) For purposes of determining compliance with the financial covenants contained in this Agreement, any election by an Obligor or a Partner to measure an item of Indebtedness using fair value (as permitted by International Accounting Standard 39 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

25.4. Consent to Successor Security Trustee.

In the event the Security Trustee is terminated, by replacement, resignation, removal or otherwise, the holders of Notes irrevocably consent to the appointment of any of the following Persons as the successor Security Trustee under the Security Documents (each, a “Pre-Approved Security Trustee”): (i) Commonwealth Bank of Australia, (ii) Australia and New Zealand Banking Group Limited, (iii) National Australia Bank Limited, (iv) Westpac Banking Corporation or (v) any affiliate of any of the foregoing Persons. In furtherance of the foregoing, each holder of Notes, for consideration received, appoints the Company and each officer or director of the Company severally as its attorney, in its name and on its behalf, to do all things and execute, sign, seal and deliver (conditionally or unconditionally in the attorney’s discretion) all documents, deeds and instruments necessary or desirable for the appointment of any Pre-Approved Security Trustee as the successor Security Trustee under the Security Documents and to vest in such Pre-Approved Security Trustee all of the Trust Fund (as defined in the Security Trust Deed). The foregoing power may be delegated or a sub-power may be given, and any delegate or sub-attorney may be removed by the attorney appointing it. The holders of Notes authorize the Security Trustee and any other relevant Person to rely on this Section 25.4 as evidence of the foregoing consent. Without limiting the foregoing, the holders of Notes shall take those actions reasonably requested by any Transaction Party to further evidence the foregoing consent.

25.5. Change in Relevant GAAP.

If the Obligor notifies the holders of Notes that, in the Obligor’s reasonable opinion, or if the Required Holders notify the Obligor that, in the Required Holders’ reasonable opinion, as a result of changes in Relevant GAAP after the date of this Agreement (“Subsequent Changes”), any of the covenants contained in Sections 10.5, 10.6, 10.7 and 10.8, or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Obligor than as at the date of this Agreement, the Obligor and the holders of Notes shall negotiate in good faith to reset or amend such covenants or defined terms so as to negate such Subsequent Changes, or to establish alternative covenants or defined terms. Until the Obligor and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, the covenants contained in Sections 10.5, 10.6, 10.7 and 10.8, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined assuming that the Subsequent Changes shall not have occurred (“Static GAAP”). During any period that compliance with any covenants shall be determined pursuant to Static GAAP, the Obligor shall include relevant reconciliations in reasonable detail between Relevant GAAP and Static GAAP with respect to the applicable covenant compliance calculations contained in each certificate of a Senior Financial Officer delivered pursuant to Section 7.2(a) during such period.

25.6. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

25.7. Construction, Etc.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

25.8. Ratification.

As a shareholder of any Member Guarantor, the Obligor and each Partner hereby ratifies and confirms the execution, delivery and performance by such Member Guarantor of its Member Guarantee and all documents, certificates and other agreements related thereto or contemplated thereby.

25.9. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

25.10. Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

25.11. Jurisdiction and Process; Waiver of Jury Trial.

(a) Each of the Obligor and each Partner irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, the City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each of the Obligor and each Partner irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each of the Obligor and each Partner agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 25.11(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) Each of the Obligor and each Partner consents to process being served by or on behalf of any holder of a Note in any suit, action or proceeding of the nature referred to in Section 25.11(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 20, to National Registered Agents, Inc., at 875 Avenue of the Americas, Suite 501, New York, New York, 10001, as its agent for the purpose of accepting service of any process in the United States. Each of the Obligor and each Partner agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 25.11 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Obligor or either Partner in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) Each of the Obligor and each Partner hereby irrevocably appoints National Registered Agents, Inc. to receive for it, and on its behalf, service of process in the United States.

(f) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

25.12. Obligation to Make Payment in Dollars.

Any payment on account of an amount that is payable hereunder or under the Notes in Dollars which is made to or for the account of any holder of Notes in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of the Obligor or either Partner, shall constitute a discharge of the obligation of the Obligor or such Partner under this Agreement or the Notes, as the case may be, only to the extent of the amount of Dollars which such holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of Dollars that could be so purchased is less than the amount of Dollars originally due to such holder, the Obligor and the Partners agree to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Agreement and the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or under any judgment or order. As used herein the term “London Banking Day” shall mean any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England.

25.13. Binding Transaction Documents.

The parties hereto agree that this Agreement, the Notes and the Member Guarantees are “Binding Transaction Documents” under, and as defined in, the Security Trust Deed and such parties further agree and acknowledge that each holder of Notes from time to time (including without limitation each such holder that becomes a holder by way of transfer, assignment, novation or other substitution) will automatically become bound as a Beneficiary and receive the benefits of a Beneficiary under, and as defined in, the Security Trust Deed on the same basis as if such holder were a party to the Security Trust Deed.

*     *     *     *     *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you, the Company, the Guarantor and the Partners.

Very truly yours,

Executed in accordance with section 127 of the Corporations Act 2001 by FOXTEL MANAGEMENT PTY LIMITED, in its own capacity:

Director Signature /s/ Kim Williams	Signature /s/ Lynette Ireland

Print Name	Print Name SIGNED BY- LYNETTE IRELAND

Executed in accordance with section 127 of the Corporations Act 2001 by FOXTEL MANAGEMENT PTY LIMITED, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL, Television Partnership:

Director Signature /s/ Kim Williams	Signature /s/ Lynette Ireland

Print Name	Print Name SIGNED BY- LYNETTE IRELAND

Signature Page to

FOXTEL Note and Guarantee Agreement

Executed in accordance with section 127 of the Corporations Act 2001 by SKY CABLE PTY LIMITED:

Director Signature /s/ Ian Philip	/s/ Peter Macourt Director/Secretary Signature

IAN PHILIP	PETER MACOURT
Print Name	Print Name

Signature Page to

FOXTEL Note and Guarantee Agreement

Signed Sealed and Delivered for TELSTRA MEDIA PTY LIMITED by its attorney in the presence of:

/s/ Peter de Jong	/s/ Ian Davis
Witness Signature	Attorney Signature

Print Name Peter de Jong	Print Name Ian Davis

Signature Page to

FOXTEL Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY By: Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Frank G. LaTorraca
Name: Frank G. LaTorraca
Title: Vice President

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

ING LIFE INSURANCE AND ANNUITY COMPANY By: ING Investment Management LLC, as Agent

By:	/s/ Christopher P. Lyons
Name: Christopher P. Lyons
Title: Senior Vice President

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN INVESTORS LIFE INSURANCE COMPANY AVIVA LIFE AND ANNUITY COMPANY By: Aviva Investors North America, Inc., Its authorized attorney-in-fact

By:	/s/ Steven J. Sweeney
Name: Steven J. Sweeney
Title: VP, Sr. PM-Private Fixed Income

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ David A. Barras
Name: David A. Barras
Title: Its Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:	/s/ David A. Barras
Name: David A. Barras
Title: Its Authorized Representative

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Emeka Onukwugha
Name: Emeka Onukwugha
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Emeka Onukwugha
Name: Emeka Onukwugha
Title: Managing Director

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY By: Provident Investment Management, LLC Its: Agent

By:	/s/ Ben Vance
Name: Ben Vance
Title: Managing Director

UNUM LIFE INSURANCE COMPANY OF AMERICA By: Provident Investment Management, LLC Its: Agent

By:	/s/ Ben Vance
Name: Ben Vance
Title: Managing Director

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Gwendolyn Foster
Name: GWENDOLYN FOSTER
Title: SENIOR DIRECTOR

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

JACKSON NATIONAL LIFE INSURANCE COMPANY
By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

By:	/s/ Brian Mariczak
Name: Brian Mariczak,
Title: Vice President

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY By: CIGNA Investments, Inc. (authorized agent)

By:	/s/ David M. Cass
Name: David M. Cass
Title: Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA By: CIGNA Investments, Inc. (authorized agent)

By:	/s/ David M. Cass
Name: David M. Cass
Title: Managing Director

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Trinh Nguyen
Name: TRINH NGUYEN
Title: CORPORTE VICE PRESIDENT

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, Its Investment Manager

By:	/s/ Trinh Nguyen
Name: TRINH NGUYEN
Title: DIRECTOR

FOXTEL – Note and Guarantee Agreement

MINNESOTA LIFE INSURANCE COMPANY UNITED INSURANCE COMPANY OF AMERICA THE LAFAYETTE LIFE INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

By:	/s/ Kathleen H. Parker
Name: Kathleen H. Parker
Title: Vice President

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Cathy Schwartz
Name: Cathy Schwartz
Title: Assistant Vice President

By:	/s/ Diane W. Dales
Name: Diane W. Dales
Title: Assistant Secretary

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

CUNA MUTUAL INSURANCE SOCIETY

By: MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:	/s/ Allen R. Cantrell
Name: Allen R. Cantrell
Title: Director, Private Placements

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name: David Divine
Title: Portfolio Manager

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PROASSURANCE CASUALTY COMPANY PROASSURANCE INDEMNITY COMPANY, INC.

By: Prime Advisors, Inc., Attorney-in-Fact

By:	/s/ Scott Sell
Name: Scott Sell
Title: Vice President

FOXTEL – Note and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning Asset Management Company as Investment Manager

By:	/s/ John H. DeMallie
Name: John H. DeMallie
Title: Director

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By:	Conning Asset Management Company, as Investment Manager

By:	/s/ John H. DeMallie
Name: John H. DeMallie
Title: Director

FOXTEL – Note and Guarantee Agreement

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Attached.

INFORMATION RELATING TO PURCHASERS

Name of Purchaser	Series-No.	Principal Amount		Custody Acct #
THE LINCOLN NATIONAL LIFE	B-1	U.S.$	6,000,000	215736
INSURANCE COMPANY	C-1	U.S.$	6,000,000	215733
	C-2	U.S.$	7,000,000	215715

(1)	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

One Wall Street, New York, NY 10286

ABA #: 021000018

BNF Account #: IOC566

Attention: Private Placement P & I Dept

Further Credit: The Lincoln National Life Insurance Company

FFC Account #: (insert The Bank of NewYork Mellon acct # listed above)

REF: PPN/CUSIP # / SECURITY DESC / PAYT REASON

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Lincoln Financial Group

1300 South Clinton Street, 2H-17

Fort Wayne, IN 46802

Attn: K. Estep – Investment Accounting

Investment Accounting Fax: 260-455-2622

with a copy to:

The Bank of New York Mellon

P.O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/ PPN/Cusip #

(3)	Address for all communications:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

(4)	Physical Delivery of Notes:

The Bank of New York Mellon

Attn: Free Receive Department

Contact Person: Arnold Musella (Telephone 212-635-1917)

One Wall Street, 3rd Floor

New York, NY 10286

(in cover letter reference note amt, acct name, and bank acct #)

(5)	Tax Identification No.: 35-0472300

Name of Purchaser	Series-No.	Principal Amount
ING LIFE INSURANCE AND ANNUITY COMPANY	A-1	U.S.$	10,000,000
	B-2	U.S.$	9,000,000

(1)	All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon

ABA#: 021000018

Account:       IOC 566/INST’L CUSTODY (for scheduled

principal and interest payments), or

IOC 565/INST’L CUSTODY (for all payments

other than scheduled principal and interest)

For further credit to: ILIAC/Acct. 216101

Reference: [insert CUSIP]

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-4886

(3)	Address for all other communications:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

(4)	Physical Delivery of Notes:

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

[The cover letter accompanying the Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon ILIAC/Acct. 216101.]

with a copy to:

Lindy Freitag

Email: Linda.Freitag@inginvestment.com

(5)	Tax Identification No.: 71-0294708

Name of Purchaser	Series-No.	Principal Amount
AVIVA LIFE AND ANNUITY COMPANY	B-3	U.S.$	5,000,000
(Notes to be registered in the name of “MAC & CO.”)

(1)	All payments by wire transfer of immediately available funds to:

Federal Reserve Bank of Boston

ABA# 011001234

DDA# 125261

CC: 1253

Custody Account Name: General Account Deferred IYM

Custody Account Number: AVAF3010572

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

PREFERRED REMITTANCE: cash@avivainvestors.com

Aviva Life and Annuity Company

c/o Aviva Investors North America, Inc.

Attn.: Cash Management

699 Walnut Street, Suite 1700

Des Moines, IA 50309

(3)	Address for all other communications:

PREFERRED REMITTANCE: privateplacements@avivainvestors.com

Aviva Life and Annuity Company

c/o Aviva Investors North America, Inc.

Attn.: Private Placements

699 Walnut Street, Suite 1800

Des Moines, IA 50309

Fax: (515) 283-3439

(4)	Physical Delivery of Notes:

Mellon Securities Trust Company

One Wall Street

3rd Floor – Receive Window C

New York, NY 10286

For Credit to: General Account Deferred IYM,

A/C # AVAF3010572

with a copy to:

Melissa Linhart, Closing Specialist

Email: melissa.linhart@avivainvestors.com

(5)	Tax Identification No.: 42-0175020 (Aviva Life and Annuity Company)

 25-1536944 (Mac & Co.)

Name of Purchaser	Series-No.	Principal Amount
AVIVA LIFE AND ANNUITY COMPANY	C-3	U.S.$	2,000,000
(Notes to be registered in the name of “HARE & CO.”)

(1)	All payments by wire transfer of immediately available funds to:

The Bank of New York

New York, NY

ABA #021000018

Credit A/C# GLA111566

A/C Name: Institutional Custody Insurance Division

Custody Account Name: ALA Custody

Custody Account Number: 010040

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

PREFERRED REMITTANCE: cash@avivainvestors.com

Aviva Life and Annuity Company

c/o Aviva Investors North America, Inc.

Attn.: Cash Management

699 Walnut Street, Suite 1700

Des Moines, IA 50309

(3)	Address for all other communications:

PREFERRED REMITTANCE: privateplacements@avivainvestors.com

Aviva Life and Annuity Company

c/o Aviva Investors North America, Inc.

Attn.: Private Placements

699 Walnut Street, Suite 1800

Des Moines, IA 50309

Fax: (515) 283-3439

(4)	Physical Delivery of Notes:

The Bank of New York

One Wall Street, 3rd Floor

Window A

New York, NY 10286

FAO: ALA Custody, A/C #010040

with a copy to:

Melissa Linhart, Closing Specialist

Email: melissa.linhart@avivainvestors.com

(5)	Tax Identification No.: 42-0175020 (Aviva Life and Annuity Company)

 13-6062916 (Hare & Co.)

Name of Purchaser	Series-No.	Principal Amount
AMERICAN INVESTORS LIFE INSURANCE COMPANY	C-4	U.S.$	10,000,000
(Notes to be registered in the name of “HARE & CO.”)

(1)	All payments by wire transfer of immediately available funds to:

The Bank of New York

New York, NY

ABA #021000018

Credit A/C# GLA111566

A/C Name: Institutional Custody Insurance Division

Custody Account Name: American Investors Life Insurance Co Annuity

Custody Account Number: 010048

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

PREFERRED REMITTANCE: cash@avivainvestors.com

American Investors Life Insurance Company

c/o Aviva Capital Management, Inc.

Attn: Cash Management

699 Walnut Street, Suite 1700

Des Moines, IA 50309

(3)	Address for all other communications:

PREFERRED REMITTANCE: privateplacements@avivainvestors.com

American Investors Life Insurance Company

c/o Aviva Capital Management, Inc.

Attn: Private Placements

699 Walnut Street, Suite 1800

Des Moines, IA 50309

Fax: (515) 283-3439

(4)	Physical Delivery of Notes:

The Bank of New York

One Wall Street, 3rd Floor

Window A

New York, NY 10286

FAO: American Investors Life Insurance Company, A/C #010048

with a copy to:

Melissa Linhart, Closing Specialist

Email: melissa.linhart@avivainvestors.com

(5)	Tax Identification No.: 48-0696320 (American Investors Life Insurance Company)

 13-6062916 (Hare & Co.)

Name of Purchaser	Series-No.	Principal Amount
THE NORTHWESTERN MUTUAL LIFE	B-4	U.S.$	16,000,000
INSURANCE COMPANY

(1)	All payments by wire transfer of immediately available funds to:

US Bank

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA # 075000022

For the account of:

Northwestern Mutual Life

Account No. 182380324521

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Treasury & Investment Operations Department

Facsimile: (414) 625-6998

(3)	Address for all other communications:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

Facsimile: (414) 665-7124

(4)	Physical Delivery of Notes:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Matthew E. Gabrys

(5)	Tax Identification No.: 39-0509570

Name of Purchaser	Series-No.	Principal Amount
MASSACHUSETTS MUTUAL LIFE	B-5	U.S.$	2,650,000
INSURANCE COMPANY	C-5	U.S.$	3,400,000

(1)	All payments by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual Unified Traditional

Acct. Name: MassMutual BA 0033 TRAD Private ELBX

Account No. 30566056

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

(3)	Address for all other communications:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

(4)	Physical Delivery of Notes:

Andrew M.A. Gould

Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115

(5)	Tax Identification No.: 04-1590850

Name of Purchaser	Series-No.	Principal Amount
MASSACHUSETTS MUTUAL LIFE	B-6	U.S.$	250,000
INSURANCE COMPANY	C-6	U.S.$	750,000

(1)	All payments by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual DI

Acct. Name: MassMutual BA 0038 DI Private ELBX

Account No. 30566064

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

(3)	Address for all other communications:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

(4)	Physical Delivery of Notes:

Andrew M.A. Gould

Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115

(5)	Tax Identification No.: 04-1590850

Name of Purchaser	Series-No.	Principal Amount
MASSACHUSETTS MUTUAL LIFE	B-7	U.S.$	1,850,000
INSURANCE COMPANY	C-7	U.S.$	2,450,000

(1)	All payments by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual IFM Non-Traditional

Account No. 30510589

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

(3)	Address for all other communications:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

(4)	Physical Delivery of Notes:

Andrew M.A. Gould

Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115

(5)	Tax Identification No.: 04-1590850

Name of Purchaser	Series-No.	Principal Amount
MASSACHUSETTS MUTUAL LIFE	B-8	U.S.$	700,000
INSURANCE COMPANY	C-8	U.S.$	1,500,000

(1)	All payments by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual Pension Management

Account No. 30510538

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

(3)	Address for all other communications:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

(4)	Physical Delivery of Notes:

Andrew M.A. Gould

Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115

(5)	Tax Identification No.: 04-1590850

Name of Purchaser	Series-No.	Principal Amount
MASSACHUSETTS MUTUAL LIFE	C-9	U.S.$	850,000
INSURANCE COMPANY

(1)	All payments by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual Structured Settlement Fund

Account No. 30510634

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

(3)	Address for all other communications:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

(4)	Physical Delivery of Notes:

Andrew M.A. Gould

Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115

(5)	Tax Identification No.: 04-1590850

Name of Purchaser	Series-No.	Principal Amount
MASSACHUSETTS MUTUAL LIFE	B-9	U.S.$	250,000
INSURANCE COMPANY

(1)	All payments by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For MassMutual Long Term Care

Account No. 30510626

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

(3)	Address for all other communications:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

(4)	Physical Delivery of Notes:

Andrew M.A. Gould

Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115

(5)	Tax Identification No.: 04-1590850

Name of Purchaser	Series-No.	Principal Amount
C.M. LIFE INSURANCE COMPANY	B-10	U.S.$	800,000
	C-10	U.S.$	1,050,000

(1)	All payments by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY

ABA No. 021000089

For CM Life Segment 43 - Universal Life

Account No. 30510546

Re: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

C.M. Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 200

PO Box 15189

Springfield, MA 01115-5189

Attention: Securities Custody and Collection Department

(3)	Address for all other communications:

C.M. Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Attn: Securities Investment Division

(4)	Physical Delivery of Notes:

Andrew M.A. Gould

Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115

(5)	Tax Identification No.: 06-1041383

Name of Purchaser	Series-No.	Principal Amount
PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY	B-11	U.S.$	8,000,000
(Notes to be registered in the name of “CUDD & CO.”)

(1)	All payments by wire transfer of immediately available funds to:

CUDD & CO.

c/o JPMorgan Chase Bank

New York, NY

ABA No. 021 000 021

SSG Private Income Processing

A/C #900-9-000200

Custodial Account No. G06704

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

Provident Investment Management, LLC

Private Placements

One Fountain Square

Chattanooga, Tennessee 37402

Tel: (423) 294-1172

Fax: (423) 294-3351

(3)	Physical Delivery of Notes:

JP Morgan Chase Bank

4 New York Plaza

11th Floor – Transfer Dept.

New York, New York 10004

Account No.: G06704 (Provident Life and Accident Insurance Company)

Attention: John Bouquet / G06704

Telephone: (212) 623-2840

(4)	Tax Identification No.: 13-6022143 (Cudd & Co.)

Name of Purchaser	Series-No.	Principal Amount
UNUM LIFE INSURANCE COMPANY OF AMERICA	B-12	U.S.$	8,500,000
(Notes to be registered in the name of “CUDD & CO.”)

(1)	All payments by wire transfer of immediately available funds to:

CUDD & CO.

c/o JPMorgan Chase Bank

New York, NY

ABA No. 021 000 021

SSG Private Income Processing

A/C #900-9-000200

Custodial Account No. G08287

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

Provident Investment Management, LLC

Private Placements

One Fountain Square

Chattanooga, Tennessee 37402

Tel: (423) 294-1172

Fax: (423) 294-3351

(3)	Physical Delivery of Notes:

JP Morgan Chase Bank

4 New York Plaza

11th Floor – Transfer Dept.

New York, New York 10004

Account No.: G08287 (Unum Life Insurance Company of America)

Attention: John Bouquet / G08287

Telephone: (212) 623-2840

(4)	Tax Identification No.: 13-6022143 (Cudd & Co.)

Name of Purchaser	Series-No.	Principal Amount
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA	C-11	U.S.$	14,000,000

(1)	All payments by wire transfer of immediately available funds to:

JP Morgan Chase

FED ABA #021000021

Chase/NYC/CTR/BNF

A/C 900-9-000200

Reference A/C #G05978, Guardian Life, CUSIP # ________, [issuer name]

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Gwen Foster

Investment Department 20-D

FAX # (212) 919-2658/2656

Email: gwen.foster@glic.com

(3)	Physical Delivery of Notes:

JP Morgan Chase

4 New York Plaza – Ground Floor Receive Window

New York, NY 10004

Reference A/C #G05978, Guardian Life

(4)	Tax Identification No.: 13-5123390

Name of Purchaser	Series-No.	Principal Amount
JACKSON NATIONAL LIFE INSURANCE COMPANY	C-12	U.S.$	6,000,000

(1)	All payments by wire transfer of immediately available funds to:

The Bank of New York

ABA # 021-000-018

BNF Account #: IOC566

FBO: JNL A/C # 187242

Ref: CUSIP / PPN, Description, and Breakdown (P&I)

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Jackson National Life Insurance Company

C/O The Bank of New York

Attn: P&I Department

P. O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035, Fax: (718) 315-3076

(3)	Financial Information should be sent to:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Brian Manczak

Tel: (312) 634-7885

Fax: (312) 634-0054

with a copy to:

Jackson National Life Insurance Company

One Corporate Way

Lansing, MI 48951

Attn: Investment Accounting – Mark Stewart

Tel: (517) 367-3190

Fax: (517) 706-5503

(4)	Address for all other communications:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Brian Manczak

Tel: (312) 634-7885

Fax: (312) 634-0054

with a copy to:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Craig Close

Tel: (312) 634-2502

Fax: (312) 634-0906

(5)	Physical Delivery of Notes:

The Bank of New York

Special Processing – Window A

One Wall Street, 3rd Floor

New York, NY 10286

Ref: JNL – JNL ELI, A/C # 187242 (be sure to include this reference)

with copies to:

Brian Manczak

Fax: (312) 634-0054

Craig Close

Fax: (312) 634-0906

(6)	Tax Identification No.: 38-1659835

Name of Purchaser	Series-No.	Principal Amount
JACKSON NATIONAL LIFE INSURANCE COMPANY	C-13	U.S.$	6,000,000

(1)	All payments by wire transfer of immediately available funds to:

The Bank of New York

ABA # 021-000-018

BNF Account #: IOC566

FBO: JNL A/C # 187243

Ref: CUSIP / PPN, Description, and Breakdown (P&I)

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Jackson National Life Insurance Company

C/O The Bank of New York

Attn: P&I Department

P. O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035, Fax: (718) 315-3076

(3)	Financial Information should be sent to:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Brian Manczak

Tel: (312) 634-7885

Fax: (312) 634-0054

with a copy to:

Jackson National Life Insurance Company

One Corporate Way

Lansing, MI 48951

Attn: Investment Accounting – Mark Stewart

Tel: (517) 367-3190

Fax: (517) 706-5503

(4)	Address for all other communications:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Brian Manczak

Tel: (312) 634-7885

Fax: (312) 634-0054

with a copy to:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Craig Close

Tel: (312) 634-2502

Fax: (312) 634-0906

(5)	Physical Delivery of Notes:

The Bank of New York

Special Processing – Window A

One Wall Street, 3rd Floor

New York, NY 10286

Ref: JNL – JNL GIC, A/C # 187243 (be sure to include this reference)

with copies to:

Brian Manczak

Fax: (312) 634-0054

Craig Close

Fax: (312) 634-0906

(6)	Tax Identification No.: 38-1659835

Name of Purchaser	Series-No.	Principal Amount
CONNECTICUT GENERAL LIFE INSURANCE COMPANY	B-13	U.S.$	1,000,000
(Notes to be registered in the name of “CIG & Co.”)	B-14	U.S.$	1,000,000
	B-15	U.S.$	500,000
	B-16	U.S.$	1,000,000
	B-17	U.S.$	500,000
	C-14	U.S.$	2,000,000

(1)	All payments by wire transfer of immediately available funds to:

J.P. Morgan Chase Bank

BNF=CIGNA Private Placements/AC=9009001802

ABA#021000021

OBI=name of company; description of security; interest rate, maturity date; PPN/CUSIP with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, Connecticut 06002

Fax: 860-226-8400

with a copy to:

J.P. Morgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, TX 75254

Attention: Jamshid Irshad, Mail Code TX1-J249

Phone: 469-477-2036

Fax: 469-477-1904

(3)	Address for all other communications:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, Connecticut 06002

Fax: 860-226-8400

(4)	Physical Delivery of Notes:

J.P. Morgan Chase

4 New York Plaza

New York, NY 10004

Attn: Brian Cavanaugh

with a copy to:

Kari Comfry

Email: Kari.Comfry@CIGNA.COM

(5)	Tax Identification No.: 13-3574027 (for CIG & Co.)

Name of Purchaser	Series-No.	Principal Amount
LIFE INSURANCE COMPANY OF NORTH AMERICA	B-18	U.S.$	1,000,000
(Notes to be registered in the name of “CIG & Co.”)	C-15	U.S.$	3,000,000

(1)	All payments by wire transfer of immediately available funds to:

J.P. Morgan Chase Bank

BNF=CIGNA Private Placements/AC=9009001802

ABA# 021000021

OBI=name of company; description of security; interest rate, maturity date; PPN/CUSIP with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, Connecticut 06002

Fax: 860-226-8400

with a copy to:

J.P. Morgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, TX 75254

Attention: Jamshid Irshad, Mail Code TX1-J249

Phone: 469-477-2036

Fax: 469-477-1904

(3)	Address for all other communications:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd.

Bloomfield, Connecticut 06002

Fax: 860-226-8400

(4)	Physical Delivery of Notes:

J.P. Morgan Chase Bank

4 New York Plaza

New York, NY 10004

Attn: Brian Cavanaugh

with a copy to:

Kari Comfry

Email: Kari.Comfry@CIGNA.COM

(5)	Tax Identification No.: 13-3574027 (for CIG & Co.)

Name of Purchaser	Series-No.	Principal Amount
NEW YORK LIFE INSURANCE COMPANY	A-2	U.S.$	500,000

(1)	All payments by wire transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: New York Life Insurance Company

General Account No. 008-9-00687

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments, written confirmation of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operations (2nd Floor)

Fax #: (212) 447-4132

with a copy sent electronically to:

FIIGLibrary@nylim.com

(3)	Address for all other communications:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention: Fixed Income Investors Group, Private Finance (2nd Floor)

Fax #: (212) 447-4122

with a copy sent electronically to:

FIIGLibrary@nylim.com

and with a copy of any notices regarding defaults or Events of Default to:

Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

(4)	Physical Delivery of Notes:

Barbara Friedman

Office of the General Counsel

New York Life Investments

51 Madison Avenue

New York, NY 10010

(5)	Tax Identification No.: 13-5582869

Name of Purchaser	Series-No.	Principal Amount
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION	A-3	U.S.$	9,500,000

(1)	All payments by wire transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account No. 323-8-47382

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments, written confirmation of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operations (2nd Floor)

Fax #: (212) 447-4132

with a copy sent electronically to:

FIIGLibrary@nylim.com

(3)	Address for all other communications:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Fixed Income Investors Group, Private Finance (2nd Floor)

Fax #: (212) 447-4122

with a copy sent electronically to:

FIIGLibrary@nylim.com

and with a copy of any notices regarding defaults or Events of Default to:

Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

(4)	Physical Delivery of Notes:

Barbara Friedman

Office of the General Counsel

New York Life Investments

51 Madison Avenue

New York, NY 10010

(5)	Tax Identification No.: 13-3044743

Name of Purchaser	Series-No.	Principal Amount
MINNESOTA LIFE INSURANCE COMPANY	A-4	U.S.$	2,000,000
	B-19	U.S.$	2,000,000
	C-16	U.S.$	1,000,000

(1)	All payments by wire transfer of immediately available funds to:

Mellon Bank, Pittsburgh, PA

ABA#: 011001234

DDA#: 048771

Account Name: Minnesota Life Insurance Company

Account #: ADFF0106002

Cost Code: 1167

Ref: Issuer, Rate, Maturity, CUSIP/PPN, P&I Breakdown

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

Minnesota Life Insurance Company

400 Robert Street North

St. Paul, Minnesota 55101

Attention: Advantus Capital Management, Inc.

Fax No. (651) 223-5029

(3)	Physical Delivery of Notes:

Minnesota Life Insurance Company

400 Robert Street North

St. Paul, Minnesota 55101

Attention: Advantus Capital Management, Inc.

(4)	Tax Identification No.: 41-0417830

Name of Purchaser	Series-No.	Principal Amount
UNITED INSURANCE COMPANY OF AMERICA	B-20	U.S.$	2,500,000
(Notes to be registered in the name of “Hare & Co.”)	C-17	U.S.$	1,000,000

(1)	All payments by wire transfer of immediately available funds to:

The Bank of New York

ABA # 021 000 018

Credit A/C#: GLA111565

A/C Name: Institutional Custody Insurance Division

FFC: Custody Account # 367937

Custody Name: United Insurance Company of America

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

United Insurance Company of America

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

(3)	Physical Delivery of Notes:

The Bank of New York

One Wall Street, 3rd Floor, Window “A”

New York, NY 10286

Account Name: United Insurance Company of America (Advantus Capital Management)

Account Number: 367937

(4)	Tax Identification No.: 36-1896670

Name of Purchaser	Series-No.	Principal Amount
THE LAFAYETTE LIFE INSURANCE COMPANY	B-21	U.S.$	500,000

(1)	All payments by wire transfer of immediately available funds to:

Bank One, Indiana

SWIFT CODE: BONE US44

ABA 074000010

Account 631557105

Beneficiary: Lafayette Life Insurance Company

Ref: Issuer, Rate, Maturity, CUSIP/PPN, P&I Breakdown

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

The Lafayette Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

(3)	Physical Delivery of Notes:

The Lafayette Life Insurance Company

Attn: Investment Department

1905 Teal Road, PO Box 7007

Lafayette, Indiana 47905

Contact Name: Douglas E. Kelsey

Phone Number: (765) 477-3356

(4)	Tax Identification No.: 35-0457540

Name of Purchaser	Series-No.	Principal Amount
PACIFIC LIFE INSURANCE COMPANY	A-5	U.S.$	5,000,000
	A-6	U.S.$	2,000,000

(1)	All payments by wire transfer of immediately available funds to:

Mellon Trust of New England

ABA# 0110-0123-4

DDA 125261

Attn: MBS Income CC: 1253

A/C Name: Pacific Life Insurance Co - General Account/PLCF1810132

Regarding: Security Description & PPN

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Mellon Trust

Attn: Pacific Life Accounting Team

One Mellon Bank Center

Room 0930

Pittsburgh, PA 15259

with a copy to:

Pacific Life Insurance Company

Attn: IMD – Cash Team

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax# 949-718-5845

(3)	Address for all other communications:

Pacific Life Insurance Company

Attn: IMD – Portfolio Management

700 Newport Center Drive

Newport Beach, CA 92660-6397

Fax# 949-720-1963

(4)	Physical Delivery of Notes:

Mellon Securities Trust Company

One Wall Street

3rd Floor-Receive Window C

New York, NY 10286

Attn:  Robert Ferraro

Tel:    (212) 635-1299

A/C Name:     Pacific Life Insurance Co - General Acct

A/C#:              PLCF1810132

(5)	Tax Identification No.: 95-1079000

Name of Purchaser	Series-No.	Principal Amount
CUNA MUTUAL INSURANCE SOCIETY	C-18	U.S.$	3,500,000
(Notes to be registered in the name of “TURNKEYS & CO”)

(1)	All payments by wire transfer of immediately available funds to:

ABA: 011000028

Bank: State Street Bank

Account Name: Cuna Mutual Insurance Society

DDA #: 1044-851-2

Reference Fund: ZT1E (Must be first 4 digits of reference section/Can include Nominee name here)

Nominee Name: Turnkeys & Co

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Members Capital Advisors, Inc.

Attn: Private Placements

5910 Mineral Point Road

Madison Wi 53705-4456

Email: ds-privateplacements@cunamutual.com

(3)	Address for all communications (including with respect to payments and prepayments):

Members Capital Advisors, Inc.

5910 Mineral Point Road

Madison Wi 53705-4456

Attn: Stuart Rossmiller, Director, Research, Fixed Income

Phone: 608/231-8292

Fax: 608/236-7601

Emails: Stuart.Rossmiller@cunamutual.com, John.Britt@cunamutual.com and

Al.Cantrell@cunamutual.com

(4)	Physical Delivery of Notes:

State Street Bank

Dtc/New York Window

Attn: Robert Mendez

55 Water Street

Plaza Level - 3rd Floor

New York, Ny 10041

(5)	Tax Identification No.: 39-0230590

Name of Purchaser	Series-No.	Principal Amount
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY	B-22	U.S.$	2,000,000
	C-19	U.S.$	1,500,000

(1)	All payments by wire transfer of immediately available funds to:

State Street Bank and Trust Company

Boston, MA 02101

ABA #011000028

For further credit to:    Southern Farm Bureau Life Insurance Company,

               DDA #59848127

               Account #EQ83

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

Southern Farm Bureau Life Insurance Company

1401 Livingston Lane

Jackson, MS 39213

Attn: Investment Department / David Divine

(3)	Address for all other communications:

Investment Department

Southern Farm Bureau Life Insurance Company

P. O. Box 78

Jackson, MS 39205

Attn: Investment Department / David Divine

Tel: (601) 981-5332 extension 1010

Fax: (601)-981-3605

E-mail: ddivine@sfbli.com

or by overnight delivery to:

1401 Livingston Lane

Jackson, MS 39213

(4)	Physical Delivery of Notes:

Southern Farm Bureau Life Insurance Company

Attn: David Divine

1401 Livingston Lane

Jackson, MS 39213

(5)	Tax Identification No.: 64-0283583

Name of Purchaser	Series-No.	Principal Amount
THE OHIO NATIONAL LIFE INSURANCE COMPANY	B-23	U.S.$	1,000,000

(1)	All payments by wire transfer of immediately available funds to:

U.S. Bank N.A. (ABA #042-000013)

5th & Walnut Streets

Cincinnati, OH 45202

For credit to The Ohio National Life

Insurance Company’s Account No. 910-275-7

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

The Ohio National Life Insurance Company

Post Office Box 237

Cincinnati, OH 45201

Attention: Investment Department

Fax number: 513-794-4506

Street address:

The Ohio National Life Insurance Company

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

(3)	Physical Delivery of Notes:

Jed R. Martin

Vice President, Private Placements

Ohio National Financial Services

One Financial Way

Cincinnati, OH 45242

(4)	Tax Identification No.: 31-0397080

Name of Purchaser	Series-No.	Principal Amount
OHIO NATIONAL LIFE ASSURANCE CORPORATION	C-20	U.S.$	1,000,000

(1)	All payments by wire transfer of immediately available funds to:

U.S. Bank N.A. (ABA #042-000013)

5th & Walnut Streets

Cincinnati, OH 45202

For credit to Ohio National Life

Assurance Corporation’s Account No. 865-215-8

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

Ohio National Life Assurance Corporation

Post Office Box 237

Cincinnati, OH 45201

Attention: Investment Department

Fax number: 513-794-4506

Street address:

Ohio National Life Assurance Corporation

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

(3)	Physical Delivery of Notes:

Jed R. Martin

Vice President, Private Placements

Ohio National Financial Services

One Financial Way

Cincinnati, OH 45242

(4)	Tax Identification No.: 31-0962495

Name of Purchaser	Series-No.	Principal Amount
PROASSURANCE INDEMNITY COMPANY, INC.	A-7	U.S.$	1,000,000

(1)	All payments by wire transfer of immediately available funds to:

US Bank, N.A.

ABA #091000022

Acct# 173103781832

ITC South & East Depository Account

60 Livingston Ave.

St. Paul, MN 55107-2292

ffc(obi): 1192102653/PRA Indemnity

any additional pertinent information (cusip #, note name, P&I amts, etc.)

Attn: Ann Smith, ann.smith2@usbank.com

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, AL 35209

Attention: Ann D. Smith, AVP/Account Manager

Email: ann.smith2@usbank.com

with a copy to:

ProAssurance Corporation

100 Brookwood Place, Suite 500

Birmingham, Alabama 35209

Attention: Larry Cochran, Director of Corporate Investments

with an additional copy to:

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon, SVP/Investment Accounting

(3)	Address for all other communications:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell, Vice President

(4)	Physical Delivery of Notes:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, AL 35209

Attention: Ann D. Smith, AVP/Account Manager

(5)	Tax Identification No.: 63-0720042

Name of Purchaser	Series-No.	Principal Amount
PROASSURANCE CASUALTY COMPANY	A-8	U.S.$	1,000,000

(1)	All payments by wire transfer of immediately available funds to:

US Bank, N.A.

ABA #091000022

Acct# 173103781832

ITC South & East Depository Account

60 Livingston Ave.

St. Paul, MN 55107-2292

ffc(obi): 1192102911/PRA Casualty

any additional pertinent information (cusip #, note name, P&I amts, etc.)

Attn: Ann Smith, ann.smith2@usbank.com

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, AL 35209

Attention: Ann D. Smith, AVP/Account Manager

Email: ann.smith2@usbank.com

with a copy to:

ProAssurance Corporation

100 Brookwood Place, Suite 500

Birmingham, Alabama 35209

Attention: Larry Cochran, Director of Corporate Investments

with an additional copy to:

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon, SVP/Investment Accounting

(3)	Address for all other communications:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell, Vice President

(4)	Physical Delivery of Notes:

US Bank Institutional Trust and Custody

EX-AL-WWPH

2204 Lakeshore Drive, Suite 302

Birmingham, AL 35209

Attention: Ann D. Smith, AVP/Account Manager

(5)	Tax Identification No.: 38-2317569

Name of Purchaser	Series-No.	Principal Amount
PRIMERICA LIFE INSURANCE COMPANY	B-24	U.S.$	1,000,000

(1)	All payments by wire transfer of immediately available funds to:

Primerica Life Insurance Company

Account No. 900 9000 168

Account Name: Trust Other Demand IT SSG Custody

FFC Acct Name: Primerica Life Insurance Company

FFC Acct# G07131

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York 10081

ABA No. 021000021

Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)__________

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

Primerica Life Insurance Company

C\O Conning Asset Management Company

55 East 52nd Street

New York, NY 10055

Attention: John H. DeMallie

Phone: 212-317-5528

Facsimile: 212-317-5179

Email: John_DeMallie@Conning.com

with a copy to:

Primerica Life Insurance Company

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Private Placement Unit

Phone: 860-299-2173

Facsimile: 860-299-2442

Email: Conning_Documents@Conning.com

(3)	All legal notices and documentation should be directed to:

Primerica Life Insurance Company

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Vi R. Smalley

Phone: 860-299-2054

Facsimile: 860-299-0054

Email: Vi_Smalley@Conning.com

(4)	Physical Delivery of Notes:

Vi R. Smalley

Conning Asset Management Company

One Financial Plaza

Hartford, CT 06103

with a copy to:

Vi_Smalley@conning.com

(5)	Tax Identification No.: 04-1590590

Name of Purchaser	Series-No.	Principal Amount
SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA	C-21	U.S.$	1,000,000
(Notes to be registered in the name of “HARE & Co.”)

(1)	All payments by wire transfer of immediately available funds to:

Senior Health Insurance Company of Pennsylvania

The Bank of New York

ABA #021000018

For credit to: Account No. GLA111565

Acct Name: BNY Income Collection

FFC Acct# 005068

FFC Acct Name: Senior Health Insurance Company of Pennsylvania

Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)__________

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for All Communications (including payments):

Senior Health Insurance Company of Pennsylvania

C\O Conning Asset Management Company

55 East 52nd Street

New York, NY 10055

Attention: John H. DeMallie

Phone: 212-317-5528

Facsimile: 212-317-5179

Email: John_DeMallie@Conning.com

with a copy to:

Senior Health Insurance Company of Pennsylvania

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Private Placement Unit

Phone: 860-299-2173

Facsimile: 860-299-2442

Email: Conning_Documents@Conning.com

(3)	All legal notices and documentation should be directed to:

Senior Health Insurance Company of Pennsylvania

C\O Conning Asset Management Company

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Attention: Vi R. Smalley

Phone: 860-299-2054

Facsimile: 860-299-0054

Email: Vi_Smalley@Conning.com

(4)	Physical Delivery of Notes:

Vi R. Smalley

Conning Asset Management Company

One Financial Plaza

Hartford, CT 06103

with a copy to:

Vi_Smalley@conning.com

(5)	Tax Identification No.: 23-0704970

Name of Purchaser	Series-No.	Principal Amount
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT	B-25	U.S.$	1,000,000

(1)	All payments by wire transfer of immediately available funds to:

US Bank

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA # 075000022

For the account of:

Northwestern Mutual Life-GASA

Account No. 182380324018

with sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal amount and premium amount.

(2)	Address for Notices Related to Payments:

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

Facsimile: (414) 625-6998

(3)	Address for all other communications:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

Facsimile: (414) 665-7124

(4)	Physical Delivery of Notes:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Matthew E. Gabrys

(5)	Tax Identification No.: 39-0509570

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and, with respect to the FOXTEL Group, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of any Member or any corporation or partnership of which any Member beneficially owns or holds, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control ” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“ Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Artist Services” means Artist Services Cable Management Pty Limited (ABN 97 072 725 289).

“Artist Services Charge (2)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by Artist Services in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“ASIC” means the Australian Securities and Investment Commission.

“Associate” means an associate of the Obligor or either Partner within the meaning of Section 128F(9) of the Australian Tax Act.

“Australia” means the Commonwealth of Australia.

“Australian Dollars” and “A$” means lawful money of Australia.

“Australian Tax Act” means the Australian Income Tax Assessment Act 1936 and the Australia Income Tax Assessment Act 1997, as the context requires, as amended, and a reference to any section of the Australian Income Tax Assessment Act 1936 includes a reference to that section as rewritten in the Australian Income Tax Assessment Act 1997 and any other Act setting the rate of income tax payable and any regulation promulgated thereunder.

“Business” means the business, conducted from time to time by the FOXTEL Group, of video entertainment and related services for delivery on any form of technology for which subscribers must pay a fee (other than in respect of the retransmitted open broadcast services), including the right to bundle such services with third party telecommunications services, provide access to FOXTEL STUs to access seekers and make the services available on a wholesale basis including to infrastructure operators.

“Business Day” means (a) for the purposes of Section 8.9 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, or Sydney, New South Wales Australia are required or authorized to be closed.

“Capital Lease” means, at any time, (a) a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with Relevant GAAP and (b) any “finance lease” (as defined in the “accounting standards” specified in the Corporations Act).

“Change of Control” means, and shall be deemed to have occurred at any time that, the Shareholders (or any of them) cease to legally and beneficially own and control (directly or indirectly) at least 60% of the FOXTEL Group.

“Closing” is defined in Section 3.

“CMH” means Consolidated Media Holdings Limited (ABN 52 009 071 167), a company registered under the laws of Australia.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral Security” means any present or future Lien, Guaranty or other document or agreement created or entered into by a Transaction Party or any other person as security for, or to credit enhance, the payment of any of the Secured Money.

“Company” is defined in the first paragraph of this Agreement.

“Confidential Information” is defined in Section 22.

“Corporations Act” means the Australian Corporations Act 2001 (Cwlth), as amended.

“CTA” means the Common Terms Agreement (A$740,000,000 FOXTEL Financing) dated as of July 28, 2006, among the Company, the lead arrangers listed in Schedule 1 thereto, the financiers listed in Schedule 2 thereto, the Facility Agent, the Security Trustee and the guarantors listed in Schedule 3 thereto, as amended, varied or restated from time to time, together with any agreement renewing, refinancing, refunding or replacing the foregoing.

“Customer Services” means Customer Services Pty Limited (ACN 069 272 117).

“Customer Services Charge (2)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by Customer Services in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“Customer Services Mortgage of Leases” means the mortgage so entitled dated on or about 9 January 2004 granted by Customer Services in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“ Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to any Note, that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note and (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. in New York, New York as its “base” or “prime” rate.

“Disposition” is defined in Section 10.5.

“Distribution” means, with respect to any Person, any payment or distribution (in cash or in kind), including by interest, dividend, return of capital, repayment or redemption, to or for the benefit of any Shareholder, Partner or “associate” (as defined in section 318 of the Australian Tax Act) of such Person (other than the Obligor or any Member Guarantor), but excluding any payment made in respect of the supply of goods or services by any Shareholder, Partner or “associate” (as defined above) which is not made in excess of a payment on arms length commercial terms.

“Dollars” or “U.S.$” means lawful money of the United States of America.

“EBITDA” means, with respect to any period, the total amount of consolidated earnings of the FOXTEL Group and net cashflow from joint ventures of the FOXTEL Group, in each case before: (a) interest, (b) (i) tax, including GST, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding and (ii) income, stamp or transaction duty, tax or charge, in either case which is assessed, levied, imposed or collected by any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity, including any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above, (c) depreciation and amortisation, (d) any amounts relating to the impairment of assets, (e) items of income or expense which are considered to be outside the ordinary course of business and are regarded as “exceptional items” or “significant items” (or another term in place of that term) in the accounts, and (f) fair value adjustments of financial derivatives that are not effective hedging instruments under Relevant GAAP.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Obligor under section 414 of the Code.

“Excluded Tax” means, with respect to any holder of a Note, any Tax imposed by any jurisdiction on the net income of such holder as a consequence of such holder being a resident of or organized or doing business in such jurisdiction (but not any Tax which is imposed as a result of such holder being considered a resident of or organized or doing business in such jurisdiction solely as a result of such holder holding a Note with the benefit of the guarantee of the Guarantor and the Partners under this Agreement or being a party to this Agreement or any transaction contemplated by this Agreement or enforcing its rights hereunder or under any Note).

“Event of Default” is defined in Section 11.

“Facility Agent” means RBS Group (Australia) Pty Ltd or any successor “Facility Agent” under the CTA.

“Facility Agreement” means (i) the CTA, (ii) any facility agreement or other similar agreement issued pursuant to, and with the benefit of, the terms of the CTA and providing for financing in a principal or notional amount of at least A$50,000,000 (or its equivalent in the relevant currency of payment) and (iii) at any time that the CTA is not outstanding, the principal bank facility of the FOXTEL Group.

“Finance Document” means:

(a) this Agreement;

(b) the Notes;

(c) each Member Guarantee;

(d) each Security Document; and

(e) any document or agreement entered into or given under or in connection with, or for the purpose of amending or novating, any document referred to in a clause above.

“Financial Report” means, with respect to any Person, the following financial statements and information with respect to such Person: (a) a statement of financial performance, (b) a statement of financial position and (c) a statement of cashflows.

“Fitch” means Fitch, Inc., together with any relevant local affiliates thereof and any successor to any of the foregoing.

“FOXTEL Cable” means FOXTEL Cable Television Pty Limited (ACN 069 008 797).

“FOXTEL Cable Charge (2)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by FOXTEL Cable in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Cable Charge (3)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by FOXTEL Cable in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Cable Charge (4)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by FOXTEL Cable in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Cable Charge (Security by deposit)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by Customer Services in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Charge (2)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by the Company in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Group” means:

(a)	the FOXTEL Partnership;

(b)	the FOXTEL Television Partnership;

(c)	the Obligor;

(d)	FOXTEL Cable;

(e)	Customer Services;

(f)	Artist Services;

(g)	Racing Channel; and

(h)	each Wholly-Owned Subsidiary of each of the entities described at paragraphs (a) to (g) above.

“FOXTEL Management Mortgage of Queensland Lease” means the mortgage dated on or about 9 January 2004 granted by the Company in favor of the Security Trustee in respect of its leasehold interest in Lot 14 Registered Plan 9985 and Lot 15 Registered Plan 9985, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Management Mortgage of Victorian Leases” means each mortgage dated on or about 9 January 2004 granted by the Company in favor of the Security Trustee in respect of certain leases of real property located in Victoria, Australia, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL New Charge” means the fixed and floating charge so entitled dated on or about 16 September 2009 granted by the Company, FOXTEL Cable, Customer Services, Artist Services and Racing Channel in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Partnership” means the partnership constituted by the FOXTEL Partnership Agreement.

“FOXTEL Partnership Agreement” means the partnership agreement dated 14 April 1997 as amended and restated on 3 December 1998 between each Partner and the Company as amended by the deed dated 21 November 2002 between the Company, Customer Services, FOXTEL Cable, News Pay TV Pty Limited, PBL Pay TV Pty Limited, PBL, each Partner, Telstra, Telstra Multimedia and News, and as further amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Partnership Charge (3) ” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by Sky Cable, Telstra Media and the Company in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Partnership Charge (Security by deposit)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by the Company in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Partnership New Charge ” means the fixed and floating charge so entitled dated on or about 16 September 2009 granted by the Company, FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership, Sky Cable and Telstra Media in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Television Partnership” means the partnership constituted by the FOXTEL Television Partnership Agreement.

“FOXTEL Television Partnership Agreement” means the partnership agreement dated 14 April 1997 as amended and restated on 3 December 1998 between each Partner and FOXTEL Cable as amended by the deed dated 21 November 2002 between the Company, Customer Services, FOXTEL Cable, News Pay TV Pty Limited, PBL Pay TV Pty Limited, PBL, each Partner, Telstra, Telstra Multimedia and News, and as further amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Television Partnership Charge (2)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by Sky Cable and Telstra Media in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“FOXTEL Television Partnership New Charge” means the fixed and floating charge so entitled dated on or about 16 September 2009 granted by Sky Cable and Telstra Media in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“Governmental Authority” means

(a) the government of

(i) the United States of America or Australia or any State or other political subdivision of either thereof, or

(ii) any other jurisdiction in which the Obligor or any Partner conducts all or any part of its business, or which asserts jurisdiction over any properties of any Transaction Party or any Member, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Group Structure Diagram” means the group structure diagram set forth in Schedule 4.9, as amended or updated by the delivery of a new diagram pursuant to Section 7.1(h).

“GST” means the goods and services tax levied under the New Tax System (Goods and Services Tax) Act 1999 (Cwth), as amended.

“Guaranteed Obligations” is defined in Section 14.1.

“Guarantor” is defined in the first paragraph of this Agreement.

“Guaranty” means any guaranty, suretyship, letter of credit, letter of comfort or any other obligation (a) to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of, (b) to indemnify any Person against the consequences of default in the payment of or (c) to be responsible for, any debt or monetary liability of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other Person.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including, without limitation, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“ holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 15.1.

“Indebtedness” means any debt or other monetary liability in respect of moneys borrowed or raised or any financial accommodation including under or in respect of any:

(a) bill of exchange, bond, debenture, note or similar instrument;

(b) acceptance, endorsement or discounting arrangement;

(c) Guaranty;

(d) finance or capital lease;

(e) agreement for the deferral (of at least 120 days) of a purchase price or other payment in relation to the acquisition of any asset or service;

(f) obligation to deliver goods or provide services paid for in advance by any financier; or

(g) agreement for the payment of capital or premium on the redemption of any preference shares;

and irrespective of whether the debt or liability (i) is present or future, (ii) is actual, prospective, contingent or otherwise, (iii) is at any time ascertained or unascertained, (iv) is owed or incurred alone or severally or jointly or both with any other person or (v) comprises any combination of the above.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Intellectual Property” means (a) all trade secrets, confidential information, know-how, patents, trade marks, designs, service marks, business names, copyright and computer programs which are material to the Business, and (b) any interest (including by way of license) in any of the foregoing, in each case whether registered or not and including all applications for same.

“ Interest Expenses” means interest and amounts in the nature of, or having a similar purpose or effect to, interest and includes (a) discount on a bill of exchange (as defined in the Bills of Exchange Act 1909 (Cwth)) or other instrument, (b) fees and amounts incurred on a regular or recurring basis, such as line fees, and (c) capitalized amounts of the same or similar name to the foregoing.

“Interest Service” means, with respect to any period, without double counting, an amount equal to (a) the aggregate amount of all Interest Expenses, rentals, any other recurrent payments of a similar nature (including gross-ups and increased cost payments) and any other recurring fees, costs and expenses paid during such period, in each case under or in relation to any Indebtedness of any Member, but which shall not include any such payments in respect of transactions between or among the Company and/or any Member Guarantor, plus or minus (b) the net amount of any difference between payments by or to the Company under any swap or hedge transactions relating to interest rates during such period.

“Investment Company Act” means the United States Investment Company Act of 1940, as amended.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.9.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the FOXTEL Group.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the FOXTEL Group; or (b) the ability of any Transaction Party to perform its obligations under the Finance Documents to which it is a party; or (c) the validity or enforceability of any Finance Document; or (d) the value of the Secured Property; or (e) the rights and remedies of any holder of a Note or the Security Trustee under any Finance Document.

“Material New Agreement” is defined in the Security Trust Deed.

“Member” means any Person listed in any of clauses (a) through (h) of the defined term “FOXTEL Group”.

“Member Guarantee” means a guarantee of a Member Guarantor of the obligations of the Company under this Agreement and the Notes, substantially in the form of Exhibit 9.8.

“Member Guarantor” means, as of the date of Closing, each Member identified as a “Member Guarantor” on Schedule 5.4 and, thereafter, each other Member that has executed and delivered a Member Guarantee pursuant to Section 9.8, in each case that has not been released from its Member Guarantee pursuant to Section 9.8(f).

“Memorandum” is defined in Section 5.3.

“Modified Make-Whole Amount” is defined in Section 8.9.

“Moody’s” means Moody’s Investors Service, a subsidiary of Moody’s Corporation, together with any relevant local affiliates thereof and any successor to any of the foregoing.

“Moonee Ponds Mortgage” means the mortgage of lease dated 8 March 2005 granted by the Company in favor of the Security Trustee in respect of its leasehold interest in land situated at Dean Street, Moonee Ponds, Victoria, Australia (being the land comprised in certificate of title Volume 10856 Folio 822), as amended, restated, supplemented or otherwise modified from time to time.

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“News” means News Holdings Limited (ABN 40 007 910 330).

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by any Member primarily for the benefit of employees of one or more Members residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Notes” is defined in Section 1.

“Obligor” is defined in the first paragraph of this Agreement.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of either Partner or the Obligor, as the context requires, whose responsibilities extend to the subject matter of such certificate.

“Partner” is defined in the first paragraph of this Agreement.

“PBL” means Publishing and Broadcasting Limited (ABN 52 009 071 167).

“Permitted Restructuring” is defined in Section 9.5.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Purchaser” is defined in the first paragraph of this Agreement.

“QP Transfer Certificate” means a Qualified Purchaser Transfer Certificate in the form of Exhibit 15.2.

“Qualified Purchaser” means any person who is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act and the rules and regulations thereunder.

“Racing Channel” means The Racing Channel Cable-TV Pty Limited (ABN 91 069 619 307).

“Racing Channel Charge (2)” means the fixed and floating charge so entitled dated on or about 9 January 2004 granted by Racing Channel in favor of the Security Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“Release Consideration” is defined in Section 24(b).

“Relevant GAAP” means, with respect to (i) the FOXTEL Group and each Reporting Member, generally accepted accounting principles, standards and practices as in effect from time to time in Australia, and (ii) with respect to any Person other than the FOXTEL Group and the Reporting Members, generally accepted accounting principles (including any applicable application of International Financial Reporting Standards) as in effect from time to time in the jurisdiction under which such Person prepares its books of account and financial records and statements.

“ Reporting Member” means each Member (other than Artist Services and Racing Channel for so long as such Person remains dormant).

“Required Holders” means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Member, a Partner or any of their respective Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of either Partner or the Obligor, as the context requires, with responsibility for the administration of the relevant portion of this Agreement.

“S&P” means Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc., together with any relevant local affiliates thereof and any successor to any of the foregoing.

“Secured Moneys” means all debts and monetary liabilities of each Transaction Party to the holders of Notes under or in relation to any Finance Document and in any capacity, irrespective of whether the debts or liabilities:

(a)	are present or future;

(b)	are actual, prospective, contingent or otherwise;

(c)	are at any time ascertained or unascertained;

(d)	are owed or incurred by or on account of any Transaction Party alone, or severally or jointly with any other person;

(e)

are owed or incurred as principal, interest, fees, premiums, make-whole amounts, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

(f)	comprise any combination of the above;

“Secured Property” means any property or assets subject to a Security.

“Securities Act” means the United States Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Security” means:

(a)	the FOXTEL Partnership Charge (3);

(b)	the FOXTEL Partnership Charge (Security by deposit);

(c)	the FOXTEL Television Partnership Charge (2);

(d)	the FOXTEL Charge (2);

(e)	the FOXTEL Cable Charge (2);

(f)	the FOXTEL Cable Charge (3);

(g)	the FOXTEL Cable Charge (4);

(h)	the FOXTEL Cable Charge (Security by deposit);

(i)	the Customer Services Charge (2);

(j)	the Artist Services Charge (2);

(k)	the Racing Channel Charge (2);

(l)	the Customer Services Mortgage of Leases;

(m)	any FOXTEL Management Mortgage of Victorian Leases;

(n)	the FOXTEL Management Mortgage of Queensland Lease;

(o)	the Moonee Ponds Mortgage;

(p)	the FOXTEL New Charge;

(q)	the FOXTEL Partnership New Charge;

(r)	the FOXTEL Television Partnership New Charge; or

(s)	any Collateral Security.

“Security Documents” means:

(a) the Security Trust Deed;

(b) each Security; and

(c) any document or agreement entered into or given under or in connection with, or for the purpose of amending or novating, any document referred to in a clause above.

“Security Release” is defined in Section 24(a).

“Security Release Date” is defined in Section 24(a).

“Security Trust Deed” means the Security Trust Deed dated on or about 9 January 2004, between the Security Trustee, the Transaction Parties and each party listed in schedule 1 thereto, as amended and restated on 11 September 2009, and as further amended, restated, supplemented or otherwise modified from time to time.

“Security Trustee” means RBS Group (Australia) Pty Ltd or any successor “Security Trustee” under the Security Trust Deed.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Obligor or either Partner, as the context requires.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.

“Shareholder” means:

(a)	Telstra;

(b)	News; and

(c)	CMH.

“Sky Cable” is defined in the first paragraph of this Agreement.

“STD Accession Deed” means the Accession Deed substantially in the form of Exhibit 4.13, pursuant to which a Purchaser shall become a Beneficiary under, and as defined in, the Security Trust Deed.

“STU” means set top unit (including a refurbished or re-birthed set top unit).

“Subordinated Debt” means (i) Indebtedness identified as Subordinated Debt on Schedule 5.15 and (ii) all other Indebtedness of any Member which is the subject of a Subordination Deed.

“Subordination Deed” means a subordination deed in a form approved by the Required Holders (acting reasonably) between the Security Trustee, the Person who has incurred or will incur Indebtedness and the entity to whom the Indebtedness is or will be owed, in relation to the provision of Subordinated Debt to any Member.

“Subsidiary” means a subsidiary as defined in Section 46 of the Corporations Act.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Tax” means any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding.

“Taxing Jurisdiction” is defined in Section 13.

“Telstra” means Telstra Corporation Limited (ABN 33 051 775 556).

“Telstra Deed of Cross Guarantee” means the ASIC Class Order deed of cross guarantee entered into by Telstra and certain of its subsidiaries on 4 June 1996.

“Telstra Media” is defined in the first paragraph of this Agreement.

“Title Document” means any original, duplicate or counterpart certificate or document of title to any real property or share.

“Total Assets” means, at any time, the aggregate amount of all assets of the FOXTEL Group at such time.

“Total Debt” means, at any time, the aggregate amount of all Indebtedness of each Member, excluding transactions between or among the Company and/or any Member Guarantor and excluding Subordinated Debt.

“Transaction Party” means the Obligor, each Partner and each Member Guarantor.

“Tripartite Agreement” means any tripartite agreement, consent deed or similar document entered into between, among others, the Security Trustee and a Member in relation to a contract to which such Member is a party.

“U.S. Person” means any Person who is a “U.S. person” as defined in Rule 902(k) under the Securities Act.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Members and the Members’ other Wholly-Owned Subsidiaries at such time.

SCHEDULE 5.3

DISCLOSURE MATERIALS

Media Release of September 15, 2009 entitled “Historic Reforms to Telecommunications Regulation”, issued by Senator the Hon. Stephen Conroy, Minister for Broadband, Communications and the Digital Economy.

SCHEDULE 5.4

MEMBER GUARANTORS, AFFILIATES

AND OWNERSHIP OF MEMBER STOCK

Members, Member Guarantors, Ownership of Capital Stock, Affiliates and Restrictions on Distributions

Member	Member Guarantor?	Owner of Capital Stock/Similar Equity Interests*	Affiliates (other than Subsidiaries)	Restrictions on Distributions
FOXTEL Partnership	No	50%-Sky Cable Pty Limited 50%-Telstra Media Pty Limited	Sky Cable Pty Limited and Telstra Media Pty Limited	Restriction under clause 9.5(d) of the Lease Agreement (NSW, ACT, Victoria) dated 19 October 2006. Member may not reduce its capital without the consent of the ABN AMRO Australia Pty Limited.

FOXTEL Television Partnership	No	50%-Sky Cable Pty Limited 50%-Telstra Media Pty Limited	Sky Cable Pty Limited and Telstra Media Pty Limited	Restriction under clause 9.5(d) of the Lease Agreement (NSW, ACT, Victoria) dated 19 October 2006. Member may not reduce its capital without the consent of the ABN AMRO Australia Pty Limited.

FOXTEL Management Pty Limited	No	50%-Sky Cable Pty Limited 50%-Telstra Media Pty Limited	Sky Cable Pty Limited and Telstra Media Pty Limited	Restriction under clause 9.5(d) of the Lease Agreement (NSW, ACT, Victoria) dated 19 October 2006, the Lease Agreement (WA) dated 19 October 2006, the Lease Offer (SA)

dated 18 October 2006 and the Lease Offer (Qld) dated 18 October 2006. Member may not reduce its capital without the consent of the ABN AMRO Australia Pty Limited.

FOXTEL Cable	Yes	20%*-Sky Cable	Sky Cable Pty	Restriction under
Television Pty		Pty Limited	Limited and	clause 9.5(d) of the
Limited		80%*-Telstra	Telstra Media	Lease Agreement
		Media Pty	Pty Limited	(NSW, ACT,
		Limited		Victoria) dated 19
October 2006.
		*Economic		Member may not
		interest held by		reduce its capital
		above parties		without the consent of
		50/50		the ABN AMRO
Australia Pty Limited.

Customer	Yes	50%-Sky Cable	Sky Cable Pty	Restriction under
Services Pty		Pty Limited	Limited and	clause 9.5(d) of the
Limited		50%-Telstra	Telstra Media	Lease Agreement
		Media Pty	Pty Limited	(NSW, ACT,
		Limited		Victoria) dated 19
October 2006.
Member may not
reduce its capital
without the consent of
the ABN AMRO
Australia Pty Limited.

Artist Services	Yes	FOXTEL	FOXTEL	Restriction under
Cable		Management Pty	Management	clause 9.5(d) of the
Management Pty		Limited	Pty Limited,	Lease Agreement
Limited			The Racing	(NSW, ACT,
			Channel Cable-	Victoria) dated 19
			TV Pty Limited	October 2006.
Member may not
reduce its capital
without the consent of
the ABN AMRO
Australia Pty Limited.

The Racing	Yes	FOXTEL	FOXTEL	Restriction under
Channel Cable-		Management Pty	Management	clause 9.5(d) of the
TV Pty Limited		Limited	Pty Limited,	Lease Agreement
			Artist Services	(NSW, ACT,
			Cable	Victoria) dated 19
			Management	October 2006.
			Pty Limited	Member may not
reduce its capital
without the consent of
the ABN AMRO
Australia Pty Limited.

*	All capital stock/equity interests described are subject to the Liens existing under the Security.

Transaction Party	Senior Officers	Directors
FOXTEL	Kimberley Williams (CEO)	Gerald Sutton
Management Pty	Peter Tonagh (CFO)	Bruce Akhurst
Limited	Patrick Delany (Executive	John Alexander
	Director - Sales and	David Moffat
	Product Development)	Kimberley
	Brian Walsh (Executive	Williams
	Director – Television and	Peter Macourt
	Marketing)	Richard
	Shona Bishop – Customer	Freudenstein
	Service and Installations)	Guy Jalland
Peter Smart (Chief
Technology Officer)
Lynette Ireland (Director of
Legal and Business
Affairs, Company
Secretary)
Adam Suckling (Director of
Policy and Wholesale)
Peter Campbell (Director –
Sports and Olympics)

Sky Cable Pty	None.	Ian Philip
Limited		James Packer
Stephen Rue
John Alexander
Peter Macourt
Steven Cooper

Telstra Media Pty	None.	Mark Hall
Limited		Gerald Sutton
Claire Elliott

FOXTEL Cable	None.	Bruce Akhurst
Television Pty		Gerald Sutton
Limited		John Alexander

David Moffat
Kimberley
Williams
Peter Macourt
Richard
Freudenstein
Guy Jalland

Customer	None.	Bruce Akhurst
Services Pty		Gerald Sutton
Limited		John Alexander
David Moffat
Kimberley
Williams
Peter Macourt
Richard
Freudenstein
Guy Jalland

Artist Services	None.	Peter Tonagh
Cable
Management Pty
Limited

The Racing	None.	Peter Tonagh
Channel Cable-		Kimberley
TV Pty Limited		Williams

SCHEDULE 5.5

FINANCIAL STATEMENTS

FOXTEL Group Special Purpose Financial Report for the year ended 30 June 2009 FOXTEL Group Special Purpose Financial Report for the years ended 30 June 2006, 30 June 2007 and 30 June 2008

Reconciliation of management accounts to aggregated financial information for 2006 to 2009

Aggregated Financial Information of FOXTEL Group for the year ended 30 June 2008

Aggregated Financial Information of FOXTEL Group for the year ended 30 June 2007

Aggregated Financial Information of FOXTEL Group for the year ended 30 June 2006

SCHEDULE 5.15

EXISTING INDEBTEDNESS/FUTURE LIENS

In accordance with Section 5.15, existing Indebtedness as of August 31, 2009 is as follows:

Nature of Debt	Obligor(s)	Facility Amount (AUD000’s)	Amount Outstanding (AUD000’s)
Loan Facility Agreement	FOXTEL Management Pty Limited	740,000	735,000
dated 28 July 2006 (as	Guarantors:
amended)*

(ANZ, CBA, NAB,	Artist Services Cable Management Pty
Suncorp Metway,	Limited
Toronto- Dominion, Sumitomo, Citibank, Westpac, RBS)	Customer Services Pty Limited
	FOXTEL Cable Television Pty
	Limited

	FOXTEL Management Pty Limited
	(in its own capacity)

	Sky Cable Pty Limited

	Telstra Media Pty Limited

	The Racing Channel Cable-TV Pty
	Limited

CBA Multi Option	FOXTEL Management Pty Limited	10,000	6,176
Facility Agreement dated 24 September 2004 (as amended)*	Customer Services Pty Limited

ANZ Finance Lease	FOXTEL Management Pty Ltd	10,000	4,208
Letter of Offer (accepted
June 2005)

CBA Facility Agreement	FOXTEL Management Pty Limited	75,000	34,150
dated 30 June 2009*	Guarantors:

	Artist Services Cable Management Pty
	Limited

	Customer Services Pty Limited

	FOXTEL Cable Television Pty
	Limited

	FOXTEL Management Pty Limited
	(in its own capacity)

	Sky Cable Pty Limited

	Telstra Media Pty Limited

	The Racing Channel Cable-TV Pty
	Limited

RBS Operating Leases	FOXTEL Management Pty Ltd	23,045	23,045
(originally entered into
with ABN Amro
Australia Pty Limited)

• Lease Offer (Qld) dated 18 October 2006

• Lease Offer (SA) dated 18 October 2006

• Lease Agreement (WA) dated 19 October 2006

• Lease Agreement (NSW, ACT, Victoria) dated 19 October 2009

*	Secured by the Security.

In accordance with Section 5.15(c) of this Agreement, the following instruments, documents or agreements limit the amount of, or otherwise impose restrictions on the incurring of Indebtedness of FOXTEL Management Pty Limited.

Document	Restriction
CTA	• FOXTEL Management Pty Limited is not
(including as incorporated into	permitted to provide guarantees in respect of
the Loan Facility Agreement	indebtedness not permitted under the CTA.
and the CBA Multi Option	• Interest Cover Ratio.
Facility Agreement)	• Total Debt to EBITDA ratio.

CBA Facility Agreement	• FOXTEL Management Pty Limited is not
dated 30 June 2009	permitted to provide guarantees in respect of
indebtedness not permitted under the CBA Facility Agreement.

• Interest Cover Ratio.

• Total Debt to EBITDA ratio.

Side Letter to RBS Group	• Any additional funding obtained by FOXTEL
(Australia) Pty Limited dated	Management Pty Limited and secured by the
17 July 2009	Securities shall have a maturity date which is after
September 2012 except for existing or new short
term facilities established with any one or more of
the Financiers.

Side Letter to RBS Group	• FOXTEL Management Pty Limited will not
(Australia) Pty Limited dated	without the prior written consent of RBS Group
17 July 2009	(Australia) Pty Limited enter into a financing
arrangement which would result in a particular
class of Beneficiaries other than the Financiers
having more than 66.7% of the Total Exposure (as
defined in the Security Trust Deed).

EXHIBIT 1-A

[FORM OF SERIES A NOTE]

INTERESTS IN THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT “U.S. PERSONS” AS DEFINED IN RULE 902(K) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“U.S. PERSONS”), OR, IF TO U.S. PERSONS, TO U.S. PERSONS WHO ARE “QUALIFIED PURCHASERS” AS DEFINED IN SECTION 2(A)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

FOXTEL MANAGEMENT PTY LIMITED

(ABN 65 068 671 938)

5.04% Series A Guaranteed Senior Secured Note Due 2014

No. A-[    ]

U.S.$[                ]

[Date]

PPN: Q3946* AA1

FOR VALUE RECEIVED, the undersigned, FOXTEL MANAGEMENT PTY LIMITED (ABN 65 068 671 938), a company registered under the laws of Australia (“FOXTEL Management”), in its individual capacity (in such capacity, herein called the “Company”), hereby promises to pay to [                ], or registered assigns, the principal sum of [                        ] UNITED STATES DOLLARS (or so much thereof as shall not have been prepaid) on September 24, 2014 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.04% per annum from the date hereof, payable semiannually, on the 24th day of March and September in each year, commencing with the March 24 or September 24 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.04% and (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount or Modified Make- Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of September 24, 2009 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 799 640) (“Telstra Media” and, together with Sky Cable, the “Partners”), FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership (in all such capacities, the “Guarantor”), and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to be bound by the provisions of the Note and Guarantee Agreement expressed to be, or that otherwise are, applicable to holders of Notes, and (ii) made the representations set forth in Section 6 of the Note and Guarantee Agreement, except with respect to Sections 6.3(a) and 6.3(d). Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount or Modified Make-Whole Amount, if any, and interest on this Note has been guaranteed by (i) the Guarantor and the Partners in accordance with the terms of the Note and Guarantee Agreement and (ii) each Member Guarantor in accordance with the terms of its Member Guarantee.

This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by (i) a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing and (ii) in the case any transfer of this Note to a transferee that is a U.S. Person, a QP Transfer Certificate duly executed by such transferee, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Executed in accordance with section 127

of the Corporations Act 2001 by

FOXTEL MANAGEMENT PTY

LIMITED, in its own capacity:

Director Signature	Director/Secretary Signature

Print Name	Print Name

EXHIBIT 1-B

[FORM OF SERIES B NOTE]

INTERESTS IN THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT “U.S. PERSONS” AS DEFINED IN RULE 902(K) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“U.S. PERSONS”), OR, IF TO U.S. PERSONS, TO U.S. PERSONS WHO ARE “QUALIFIED PURCHASERS” AS DEFINED IN SECTION 2(A)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

FOXTEL MANAGEMENT PTY LIMITED

(ABN 65 068 671 938)

5.83% Series B Guaranteed Senior Secured Note Due 2016

No. B-[        ]

U.S.$[                ]

[Date]

PPN: Q3946* AB9

FOR VALUE RECEIVED, the undersigned, FOXTEL MANAGEMENT PTY LIMITED (ABN 65 068 671 938), a company registered under the laws of Australia (“FOXTEL Management”), in its individual capacity (in such capacity, herein called the “Company”), hereby promises to pay to [                ], or registered assigns, the principal sum of [                        ] UNITED STATES DOLLARS (or so much thereof as shall not have been prepaid) on September 24, 2016 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.83% per annum from the date hereof, payable semiannually, on the 24th day of March and September in each year, commencing with the March 24 or September 24 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.83% and (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount or Modified Make- Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of September 24, 2009 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 799 640) (“Telstra Media” and, together with Sky Cable, the “Partners”), FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership (in all such capacities, the “Guarantor”), and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to be bound by the provisions of the Note and Guarantee Agreement expressed to be, or that otherwise are, applicable to holders of Notes, and (ii) made the representations set forth in Section 6 of the Note and Guarantee Agreement, except with respect to Sections 6.3(a) and 6.3(d). Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount or Modified Make-Whole Amount, if any, and interest on this Note has been guaranteed by (i) the Guarantor and the Partners in accordance with the terms of the Note and Guarantee Agreement and (ii) each Member Guarantor in accordance with the terms of its Member Guarantee.

This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by (i) a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing and (ii) in the case any transfer of this Note to a transferee that is a U.S. Person, a QP Transfer Certificate duly executed by such transferee, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Executed in accordance with section 127

of the Corporations Act 2001 by

FOXTEL MANAGEMENT PTY

LIMITED, in its own capacity:

Director Signature	Director/Secretary Signature

Print Name	Print Name

EXHIBIT 1-C

[FORM OF SERIES C NOTE]

INTERESTS IN THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT “U.S. PERSONS” AS DEFINED IN RULE 902(K) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“U.S. PERSONS”), OR, IF TO U.S. PERSONS, TO U.S. PERSONS WHO ARE “QUALIFIED PURCHASERS” AS DEFINED IN SECTION 2(A)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

FOXTEL MANAGEMENT PTY LIMITED

(ABN 65 068 671 938)

6.20% Series C Guaranteed Senior Secured Note Due 2019

No. C-[        ]

U.S.$[                ]

[Date]

PPN: Q3946* AC7

FOR VALUE RECEIVED, the undersigned, FOXTEL MANAGEMENT PTY LIMITED (ABN 65 068 671 938), a company registered under the laws of Australia (“FOXTEL Management”), in its individual capacity (in such capacity, herein called the “Company”), hereby promises to pay to [                ], or registered assigns, the principal sum of [                        ] UNITED STATES DOLLARS (or so much thereof as shall not have been prepaid) on September 24, 2019 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.20% per annum from the date hereof, payable semiannually, on the 24th day of March and September in each year, commencing with the March 24 or September 24 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.20% and (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount or Modified Make- Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

This Note is one of a series of Guaranteed Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note and Guarantee Agreement, dated as of September 24, 2009 (as from time to time amended, the “Note and Guarantee Agreement”), between the Company, Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 799 640) (“Telstra Media” and, together with Sky Cable, the “Partners”), FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership (in all such capacities, the “Guarantor”), and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to be bound by the provisions of the Note and Guarantee Agreement expressed to be, or that otherwise are, applicable to holders of Notes, and (ii) made the representations set forth in Section 6 of the Note and Guarantee Agreement, except with respect to Sections 6.3(a) and 6.3(d). Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guarantee Agreement.

Payment of the principal of, and Make-Whole Amount or Modified Make-Whole Amount, if any, and interest on this Note has been guaranteed by (i) the Guarantor and the Partners in accordance with the terms of the Note and Guarantee Agreement and (ii) each Member Guarantor in accordance with the terms of its Member Guarantee.

This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, accompanied by (i) a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing and (ii) in the case any transfer of this Note to a transferee that is a U.S. Person, a QP Transfer Certificate duly executed by such transferee, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

2

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Executed in accordance with section 127

of the Corporations Act 2001 by

FOXTEL MANAGEMENT PTY

LIMITED, in its own capacity:

Director Signature	Director/Secretary Signature

Print Name	Print Name

3

EXHIBIT 4.9

GROUP STRUCTURE DIAGRAM

EXHIBIT 4.13

[FORM OF STD ACCESSION DEED]

Accession Deed (New Beneficiaries)

This deed poll

is made on                September 2009 by each entity listed in the ‘Name’ column of the table in the Schedule (each, a New Beneficiary)

It is declared as follows.

1	Interpretation

1.1 Incorporated definitions

A word or phrase (other than one defined in clause 1.2) defined in the Security Trust Deed has the same meaning in this deed.

1.2 Definitions

In this deed:

Effective Date means the date on which this deed is executed; and

Security Trust Deed means the deed dated 9 January 2004 (as amended on 11 September 2009) between each party listed in schedule 1 of that deed (as Initial Beneficiaries), the Security Trustee and each party listed in schedule 2 of that deed (as Initial Security Providers) constituting the FOXTEL Security Trust.

1.3 Interpretation

Clauses 1.2, 1.3 and 1.4 of the Security Trust Deed apply to this deed as if set out in full of this deed.

1.4 Deed poll

This is a deed poll. It may be relied on and enforced by the Security Trustee.

2	New Beneficiaries become parties

2.1 New Beneficiaries become parties

With effect on and from the Effective Date:

(a)	each New Beneficiary is taken to be a party to the Security Trust Deed;

(b)	each New Beneficiary becomes bound by the Security Trust Deed and receives the benefits of a Beneficiary under the Security Trust Deed in accordance with clause 8.3(b) of the Security Trust Deed; and

(c)	each reference in the Finance Documents to “Beneficiary” includes a reference to each New Beneficiary.

3	Acknowledgments

3.1 Copies of documents

Each New Beneficiary acknowledges that it has received a copy of the Security Trust Deed together with the other information which it has required in connection with this deed.

3.2 Acknowledgment to Security Trustee

Without limiting the general application of clause 2, each New Beneficiary acknowledges and agrees as specified in clause 6 of the Security Trust Deed.

3.3 Appointment of attorney

Without limiting the general application of clause 2, each New Beneficiary, for consideration received, irrevocably appoints as its attorney each person who under the terms of the Security Trust Deed is appointed an attorney of a Beneficiary on the same terms and for the same purposes as contained in the Security Trust Deed.

4	Notices

The details of each New Beneficiary for the purpose of clause 12.4 of the Security Trust Deed are listed in the ‘Notice Details’ column of the table in the Schedule.

5	Governing law

(a)	This deed is governed by the laws of New South Wales.

(b)	Each New Beneficiary irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

6	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of revocation of the attorney’s power of attorney.

2

Executed as a deed:

The foregoing is hereby agreed to

as of the date thereof.

[PURCHASER]

3

Schedule of New Beneficiaries

Name	Notice Details

4

EXHIBIT 9.8

[FORM OF MEMBER GUARANTEE]

DEED OF GUARANTEE

DEED POLL DATED:

BY:	The Companies listed in Annex I hereto, whose place of incorporation and address are specified therein (each a “Member Guarantor” and collectively, the “Member Guarantors”).

In favour of each person who is from time to time a Holder of one or more of any of the (i) U.S.$31,000,000 5.04% Series A Guaranteed Senior Secured Notes due 2014, (ii) U.S.$74,000,000 5.83% Series B Guaranteed Senior Secured Notes due 2016 and (iii) U.S.$75,000,000 6.20% Series C Guaranteed Senior Secured Notes due 2019 (collectively, together with all notes delivered in substitution or exchange for any of said notes pursuant to the Note and Guarantee Agreement referred to below, the “Notes”), in each case issued by FOXTEL MANAGEMENT PTY LIMITED (ABN 65 068 671 938), a company registered under the laws of Australia (“FOXTEL Management”), in its own capacity (in such capacity, the “Company”), pursuant to the Note and Guarantee Agreement dated as of September 24, 2009 (as amended, modified or supplemented from time to time, the “Note and Guarantee Agreement”), among the Company, Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 799 640) (“Telstra Media” and, together with Sky Cable, the “Partners”), FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership (in all such capacities, the “Guarantor”), and each of the purchasers listed in Schedule A attached thereto.

Section 1. Definitions. Terms defined in the Note and Guarantee Agreement are used herein as defined therein.

Section 2. The Guarantee.

2.01 The Guarantee. It is acknowledged that the Company shall use the proceeds from the sale of the Notes to repay existing Indebtedness and for other general corporate purposes to the benefit of the FOXTEL Group, of which the Company and the Member Guarantors are a part. For such valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Member Guarantor hereby unconditionally, absolutely and irrevocably guarantees, on a joint and several basis, to each holder of a Note (each, a “Holder”) (a) the prompt payment in full, in Dollars, when due (whether at stated maturity, by acceleration, by optional prepayment or otherwise) of the principal of and Make-Whole Amount or Modified Make-Whole Amount, if any, and interest on the Notes (including, without limitation, any interest on any overdue principal, Make-Whole Amount or Modified Make-Whole Amount, if any, and, to the extent permitted by applicable law, on any overdue interest and on amounts described in Section 13 of the Note and Guarantee Agreement) and all other amounts from time to time owing by the Company under the Note and Guarantee Agreement and under the Notes (including, without limitation, costs, expenses and taxes), and (b) the prompt performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed under the Note and Guarantee Agreement, in each case strictly in accordance with the terms thereof (such payments and other obligations being herein collectively called the “Guaranteed Obligations”). Each Member Guarantor hereby further agrees that if the Company shall default in the payment or performance of any of the Guaranteed Obligations, each Member Guarantor will (x) promptly pay or perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration, by optional prepayment or otherwise) in accordance with the terms of such extension or renewal and (y) pay to any Holder such amounts, to the extent lawful, as shall be sufficient to pay the reasonable costs and expenses of collection or of otherwise enforcing any of such Holder’s rights under the Note and Guarantee Agreement, including, without limitation, reasonable counsel fees.

All obligations of the Member Guarantors under this Section 2.01 shall survive the transfer of any Note, and any obligations of the Member Guarantors under this Section 2.01 with respect to which the related underlying obligation of the Company is expressly stated to survive the payment of any Note shall also survive the payment of such Note.

2.02 Obligations Unconditional. (a) The obligations of the Member Guarantors under Section 2.01 are joint and several and constitute a present and continuing guaranty of payment and not collectibility and are absolute, irrevocable and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under the Note and Guarantee Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Member Guarantors hereunder shall be absolute, irrevocable and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of any Member Guarantor hereunder which shall remain absolute, irrevocable and unconditional as described above:

(1) any amendment or modification of any provision of the Note and Guarantee Agreement or any of the Notes or any assignment or transfer thereof, including without limitation the renewal or extension of the time of payment of any of the Notes or the granting of time in respect of such payment thereof, or of any furnishing or acceptance of security (including any Security) or any additional guarantee or any release of any security or guarantee (including the release of any other Member Guarantor as contemplated by Section 5.07) so furnished or accepted for any of the Notes;

2

(2) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of the Note and Guarantee Agreement or the Notes, or any exercise or non-exercise of any right, remedy or power in respect hereof or thereof;

(3) any bankruptcy, receivership, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Company, the Guarantor or any other Person or the properties or creditors of any of them;

(4) the occurrence of any Default or Event of Default under, or any invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in, the Note and Guarantee Agreement, the Notes or any other agreement;

(5) any transfer or purported transfer of any assets to or from the Company or the Guarantor, including without limitation, any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer, any consolidation or merger of the Company or the Guarantor with or into any Person, any change in the ownership of any shares of capital stock or other equity interests of the Company or the Guarantor, or any change whatsoever in the objects, capital structure, constitution or business of the Company or the Guarantor;

(6) any default, failure or delay, willful or otherwise, on the part of the Company or the Guarantor or any other Person to perform or comply with, or the impossibility or illegality of performance by the Company or the Guarantor or any other Person of, any term of the Note and Guarantee Agreement, the Notes or any other agreement;

(7) any suit or other action brought by, or any judgment in favour of, any beneficiaries or creditors of, the Company or the Guarantor or any other Person for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of the Note and Guarantee Agreement, the Notes, any other Member Guarantee given by another Member Guarantor or any other agreement;

(8) any lack or limitation of status or of power, incapacity or disability of the Company or the Guarantor or any trustee or agent thereof; or

(9) any other thing, event, happening, matter, circumstance or condition whatsoever, not in any way limited to the foregoing (other than the indefeasible payment in full of the Guaranteed Obligations).

(b) The guarantee under this Section 2 is a guarantee of payment and not collectibility and each Member Guarantor hereby unconditionally waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that any Holder exhaust any right, power or remedy against the Company or the Guarantor under the Note and Guarantee Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Member Guarantor, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

3

(c) In the event that any Member Guarantor shall at any time pay any amount on account of the Guaranteed Obligations or take any other action in performance of its obligations hereunder, such Member Guarantor shall not exercise any subrogation or other rights hereunder or under the Notes and such Member Guarantor hereby waives all rights it may have to exercise any such subrogation or other rights, and all other remedies that it may have against the Company, the Guarantor or any other Member Guarantor, in respect of any payment made hereunder unless and until the Guaranteed Obligations shall have been indefeasibly paid in full. If any amount shall be paid to any Member Guarantor on account of any such subrogation rights or other remedy, notwithstanding the waiver thereof, such amount shall be received in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. Each Member Guarantor agrees that its obligations under this Deed of Guarantee shall be automatically reinstated if and to the extent that for any reason any payment (including payment in full) by or on behalf of the Company is rescinded or must be otherwise restored by any Holder, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

The guarantee in this Section 2 is a continuing guarantee and indemnity and shall apply to the Guaranteed Obligations whenever arising. Each default in the payment or performance of any of the Guaranteed Obligations shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs. This Section 2 is a principal and independent obligation and, except for stamp duty purposes, is not ancillary or collateral to another document, agreement, right or obligation.

If an event permitting or causing the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration (and the effect thereof on the Guaranteed Obligations) shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Member Guarantor agrees that, for purposes of this Deed of Guarantee and its obligations hereunder, the maturity of the principal amount of the Notes shall be deemed to have been accelerated (with a corresponding effect on the Guaranteed Obligations) with the same effect as if the Holders had accelerated the same in accordance with the terms of the Note and Guarantee Agreement, and each Member Guarantor shall forthwith pay such principal amount, any interest thereon, any Make-Whole Amount and any other amounts guaranteed hereunder without further notice or demand.

2.03 Exclusion of Subrogation and Other Rights. Until each Holder has received payment of all the Guaranteed Obligations owed to it and each Holder is satisfied that it will not have to repay any money received by it in connection with the Guaranteed Obligations, each Member Guarantor must not (either directly or indirectly):

(a) claim, exercise or attempt to exercise a right of set-off or any other right which might reduce or discharge such Member Guarantor’s liability under this Deed of Guarantee;

4

(b) claim or exercise a right of subrogation or a right of contribution or otherwise claim the benefit of any guarantee, security interest or negotiable instrument held or given, whether before or after this Deed of Guarantee is executed, as security for or otherwise in connection with the Guaranteed Obligations; or

(c) unless each Holder has given a written direction to do so, (i) prove, claim or exercise voting rights in the winding up of the Company, the Guarantor or another Member Guarantor in competition with such Holder, (ii) if a demand has been made by a Holder hereunder, claim or receive the benefit of a distribution, dividend or payment arising out of the winding up of the Company, the Guarantor or another Member Guarantor or (iii) if a demand has been made by a Holder hereunder, demand, or accept payment of, any money owed to such Member Guarantor by the Company, the Guarantor or any other Member Guarantor.

2.04 No Claim in Winding Up; Limitation on Set Off. Despite any liability of the Company, the Guarantor or any Member Guarantor to any Member Guarantor, no Member Guarantor has a debt provable in the winding up of the Company, the Guarantor or any Member Guarantor unless:

(a) each Holder has received all of the Guaranteed Obligations owed to it and has notified the Member Guarantors in writing that it is satisfied that it will not have to repay any money received by it in reduction of the Guaranteed Obligations; or

(b) each Holder has given a written direction to the Member Guarantors to prove such debt in the winding up of the Company, the Guarantor or any Member Guarantor, as the case may be.

Each Member Guarantor agrees that if the Company, the Guarantor or any Member Guarantor is wound up no set-off between mutual debts of any Member Guarantor and the Company, the Guarantor or any Member Guarantor will occur until any such Member Guarantor has a provable debt.

2.05 No Marshalling. No Holder need resort to any other Member Guarantee, any other guarantee or security interest before exercising a power under this Deed of Guarantee.

2.06 Exercise of Holders’ Rights. (a) Each Holder may in its absolute discretion (i) demand payment of the Guaranteed Obligations from all or any of the Member Guarantors and (ii) proceed against all or any of them; and

(b) No Holder is obligated to exercise any of such Holder’s rights under this Deed of Guarantee against (i) all of the Member Guarantors or (ii) any of the Member Guarantors (even if the Holder has exercised rights against another Member Guarantor) or (iii) two or more of the Member Guarantors at the same time.

5

2.07 Rescission of Payment. Whenever any of the following occurs for any reason (including under any law relating to bankruptcy, insolvency, liquidation, fiduciary obligations or the protection of creditors generally):

(a)

all or part of any transaction of any nature (including any payment or transfer) made during the term of this Deed of Guarantee which affects or relates in any way to the Guaranteed Obligations is void, set aside or voidable;

(b)	any claim that anything contemplated by paragraph (a) is so upheld, conceded or compromised; or

(c)	any Holder is required to return or repay any money or asset received by it under any such transaction or the equivalent in value of that money or asset,

the relevant Holder will immediately become entitled against each Member Guarantor to all rights in respect of the Guaranteed Obligations which it would have had if all or the relevant part of the transaction or receipt had not taken place. Each Member Guarantor shall indemnify each Holder against any resulting loss, cost or expense. This clause shall continue after this Deed of Guarantee is discharged.

2.08 Limitation. Anything herein to the contrary notwithstanding, the liability of any Member Guarantor under this Deed Guarantee shall in no event exceed an amount equal to the maximum amount which can be guaranteed by such Member Guarantor under applicable laws relating to the insolvency of debtors and fraudulent conveyance.

2.09 Indemnity. (a) If any Guaranteed Obligations (or moneys which would have been Guaranteed Obligations if it had not been irrecoverable) are irrecoverable by any Holder from (x) any Transaction Party; or (y) any Member Guarantor on the footing of a guarantee, the Member Guarantors jointly and severally, unconditionally and irrevocably, and as a separate and principal obligation shall:

(1) indemnify each Holder against any loss suffered, paid or incurred by that Holder in relation to the non-payment of such money; and

(2) pay such Holder an amount equal to such money.

(b) Section 2.09(a) applies to the Guaranteed Obligations (or money which would have been Guaranteed Obligations if it had not been irrecoverable) which are or may be irrecoverable irrespective of whether:

(1) they are or may be irrecoverable because of any event described in Section 2.02(a);

(2) the transactions or any of them relating to that money are void or illegal or avoided or otherwise unenforceable;

6

(3) any matters relating to the Guaranteed Obligations are or should have been within the knowledge of any Holder; and

(4) they are or may be irrecoverable because of any other fact or circumstance (other than the indefeasible payment in full of the Guaranteed Obligations).

Section 3. Representations and Warranties. Each Member Guarantor represents and warrants to the Holders that:

3.01 Organization; Power and Authority. Such Member Guarantor is a corporation or other legal entity duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign entity and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Member Guarantor has the corporate or other organizational power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Deed of Guarantee and to perform the provisions hereof.

3.02 Authorization, etc. This Deed of Guarantee has been duly authorized by all necessary corporate or other organizational action on the part of such Member Guarantor, and this Deed of Guarantee constitutes a legal, valid and binding obligation of such Member Guarantor enforceable against such Member Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.03 Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by such Member Guarantor of this Deed of Guarantee will not (l) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Member Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum or articles of association, partnership agreement, regulations or by-laws or other organizational document, or any other agreement or instrument to which such Member Guarantor is bound or by which such Member Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Member Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Member Guarantor.

3.04 Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Member Guarantor of this Deed of Guarantee including, without limitation, any thereof required in connection with the obtaining of Dollars to make payments under this Deed of Guarantee or the payment of such Dollars to Persons resident in

7

the United States of America, except for any consents, approvals, authorizations, registrations, filings or declarations which have been made or obtained and are in full force and effect. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the jurisdiction of organization of such Member Guarantor of this Deed of Guarantee, that this Deed of Guarantee or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax, except for any filings, recordations, enrollments or stamps which have been made or obtained and are in full force and effect.

3.05 Taxes. No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of or in the jurisdiction of organization of such Member Guarantor or any political subdivision thereof or therein will be incurred by such Member Guarantor or any Holder of a Note as a result of the execution or delivery of this Deed of Guarantee, except for any Taxes which have been paid.

3.06 Solvency. Such Member Guarantor is solvent and able to pay all its debts as and when they fall due and such Member Guarantor will not be rendered insolvent as a result of entering into the transactions contemplated by this Deed of Guarantee (after taking into consideration contingencies and contribution from others).

3.07 Ranking. Such Member Guarantor’s payment obligations under this Deed of Guarantee constitute direct and general obligations of such Member Guarantor and rank (i) pari passu in right of payment and are secured equally and ratably with Indebtedness of such Member Guarantor that has the benefit of Security over the Secured Property of such Member Guarantor, as set forth in the Security Trust Deed, and (ii) pari passu in right of payment with all other Indebtedness of such Member Guarantor and senior to such Indebtedness to the extent of the Security over the Secured Property of such Member Guarantor.

Section 4. Tax Indemnity. All payments whatsoever under this Deed of Guarantee will be made by the relevant Member Guarantor in lawful currency of the United States of America free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.

If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by any Member Guarantor under this Deed of Guarantee, such Member Guarantor will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each Holder such additional amounts as may be necessary in order that the net amounts paid to such Holder pursuant to the terms of this Deed of Guarantee, after such deduction, withholding or payment (including, without limitation, any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such Holder under the terms of this Deed of Guarantee before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

8

(a) any Excluded Tax;

(b) with respect to a Holder, provided that such Member Guarantor is registered under the laws of Australia, any Tax that would not have been imposed but for any breach by such Holder of any representation made or deemed to have been made by such Holder pursuant to Section 6.3(a), 6.3(c) or 6.3(d) of the Note and Guarantee Agreement;

(c) any Tax that would not have been imposed but for the existence of any present or former connection between such Holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation or any Person other than the Holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and Australia or any other Taxing Jurisdiction in which such Member Guarantor is organized, other than the mere holding of the relevant Note with the benefit of this Deed of Guarantee or the receipt of payments thereunder or hereunder, including, without limitation, such Holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for such Member Guarantor, after the date that such Member Guarantor so became a Member Guarantor, changing its jurisdiction of organization to the Taxing Jurisdiction imposing the relevant Tax;

(d) any Tax that would not have been imposed but for the delay or failure by such Holder (following a written request by any Member Guarantor) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such Holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such Holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such Holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such Holder, and provided further that such Holder shall be deemed to have satisfied the requirements of this clause (d) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of any Member Guarantor no later than 45 days after receipt by such Holder of such written request (accompanied by copies of such Forms and related instructions, if any); or

(e) any combination of clauses (a), (b), (c) and (d) above;

9

and provided further that in no event shall any Member Guarantor be obligated to pay such additional amounts to any Holder (i) not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the date of the Closing in excess of the amounts that such Member Guarantor would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable (and, to the extent applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction to the extent that such eligibility would reduce such additional amounts), or (ii) registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and such Member Guarantor shall have given timely notice of such law or interpretation to such Holder.

By acceptance of any Note with the benefit of this Deed of Guarantee, the relevant Holder agrees, subject to the limitations of clause (d) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by any Member Guarantor all such forms, certificates, documents and returns provided to such Holder by such Member Guarantor (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such Holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of an applicable tax treaty and (y) provide any Member Guarantor with such information with respect to such Holder as such Member Guarantor may reasonably request in order to complete any such Forms, provided that nothing in this Section 4 shall require any Holder to provide information with respect to any such Form or otherwise if in the opinion of such Holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such Holder, and provided further that each such Holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such Holder to the relevant Member Guarantor or mailed to the appropriate taxing authority, whichever is applicable, within 45 days following a written request of any Member Guarantor (which request shall be accompanied by copies of such Form) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

In connection with the transfer of any Note, the relevant Member Guarantors will furnish the transferee of such Note with copies of any Form then required pursuant to the preceding paragraph of this Section 4.

If any payment is made by any Member Guarantor to or for the account of any Holder after deduction for or on account of any Taxes, and increased payments are made by such Member Guarantor pursuant to this Section 4, then, if such Holder has received or been granted a refund of such Taxes, such Holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to such Member Guarantor such amount as such Holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of any Holder to arrange its tax affairs in whatever manner it thinks fit and, in particular, no Holder shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (d) above) oblige any Holder to disclose any information relating to its tax affairs or any computations in respect thereof.

10

The relevant Member Guarantor will furnish the Holders, promptly and in any event within 60 days after the date of any payment by such Member Guarantor of any Tax in respect of any amounts paid under this Deed of Guarantee the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Member Guarantor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any Holder.

If any Member Guarantor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which such Member Guarantor would be required to pay any additional amount under this Section 4, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against any Holder, and such Holder pays such liability, then such Member Guarantor will promptly reimburse such Holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by such Member Guarantor) upon demand by such Holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.

If any Member Guarantor makes payment to or for the account of any Holder and such Holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such Holder shall, as soon as practicable after receiving written request from such Member Guarantor (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by such Member Guarantor, subject, however, to the same limitations with respect to Forms as are set forth above.

The obligations of the Member Guarantors under this Section 4 shall survive the payment or transfer of any Note and the provisions of this Section 4 shall also apply to successive transferees of the Notes.

Section 5. Miscellaneous.

5.01 Amendments, Etc. This Deed of Guarantee may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Member Guarantor and the Required Holders, except that no such amendment or waiver may, without the written consent of each Holder affected thereby, amend any of Section 2.01, 2.02, 4, this Section 5.01 or Section 5.04.

5.02 Notices. All notices and communications provided for hereunder shall be in writing and sent as provided in

Section 20 of the Note and Guarantee Agreement (i) if to any Holder, to the address (whether electronic or physical) specified for such Holder in the Note and Guarantee Agreement and (ii) if to any Member Guarantor, to the address for such Member Guarantor set forth in Annex I hereto.

11

5.03 Jurisdiction and Process; Waiver of Jury Trial.

(a) Each Member Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, the City of New York, over any suit, action or proceeding arising out of or relating to this Deed of Guarantee or any other document executed in connection herewith. To the fullest extent permitted by applicable law, each Member Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Member Guarantor agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 5.03(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) Each Member Guarantor consents to process being served by or on behalf of any Holder in any suit, action or proceeding of the nature referred to in Section 5.03(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 5.02, to National Registered Agents, Inc., at 875 Avenue of the Americas, Suite 501, New York, New York, 10001, as its agent for the purpose of accepting service of any process in the United States. Each Member Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 5.03 shall affect the right of any Holder to serve process in any manner permitted by law, or limit any right that the Holders may have to bring proceedings against any Member Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) Each Member Guarantor hereby irrevocably appoints National Registered Agents, Inc. to receive for it, and on its behalf, service of process in the United States.

(f) EACH MEMBER GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS DEED OF GUARANTEE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

12

5.04 Obligation to Make Payment in Dollars. Any payment on account of an amount that is payable by any Member Guarantor under this Deed of Guarantee in Dollars which is made to or for the account of any Holder in any other currency shall constitute a discharge of the obligation of such Member Guarantor under this Deed of Guarantee only to the extent of the amount of Dollars which such Holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of Dollars that could be so purchased is less than the amount of Dollars originally due to such Holder from any Member Guarantor, such Member Guarantor agrees to the fullest extent permitted by law, to indemnify and save harmless such Holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Deed of Guarantee, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such Holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order. As used herein the term “London Banking Day” shall mean any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England.

5.05 Successors and Assigns. All covenants and other agreements of each of the Member Guarantors in this Deed of Guarantee shall bind its respective successors and assigns and shall inure to the benefit of the Holders and their respective successors and assigns.

5.06 Severability. Any provision of this Deed of Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

5.07 Termination. Notwithstanding anything to the contrary contained herein, upon any notice by the Company with respect to any Member Guarantor as provided in, and satisfying the requirements of, Section 9.8(f) of the Note and Guarantee Agreement, such Member Guarantor shall be automatically released from this Deed of Guarantee and this Deed of Guarantee shall be of no further force and effect with respect to such Member Guarantor as at the date of such notice without the need for the consent, execution or delivery of any other document or the taking of any other action by any Holder or any other Person.

5.08 Additional Member Guarantors. One or more additional Members may become party to this Deed of Guarantee by executing and delivering to each holder an Accession Deed in the form of Annex II hereto, in which case each such Member shall, from and after the date of the execution and delivery of such Accession Deed, be for all purposes a “Member Guarantor” hereunder, and each such Member Guarantor shall be deemed to have made the representations and warranties in Section 3 hereof to each holder as of such date.

13

5.09 Shareholder Ratification. Each Member Guarantor that is a shareholder of another Member Guarantor hereby ratifies and confirms the entry by such other Member Guarantor into, and the performance by such other Member Guarantor of all of its obligations under, this Deed of Guarantee.

5.10 Deed Poll. This Deed of Guarantee shall take effect as a Deed Poll for the benefit of the Holders from time to time and for the time being.

5.11 Taxes. The Member Guarantors will pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Deed of Guarantee in the United States, Australia or any other applicable jurisdiction or of any amendment of, or waiver or consent under or with respect to, this Deed of Guarantee, and will save each Holder to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Member Guarantors hereunder.

5.12 Governing Law. This Deed of Guarantee shall be governed by and construed in accordance with the laws of the State of New South Wales in the Commonwealth of Australia.

5.13 Counterparts. This Deed of Guarantee may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

14

EXECUTED AS A DEED by the Member Guarantors as of the day and year first above written.

15

ANNEX I to

Member Guarantee

Member Guarantors

Name	Place of Incorporation	Address

ANNEX II to

Member Guarantee

[Form of Accession Deed]

ACCESSION DEED

THIS DEED POLL is made on [insert date] by [insert name of Member Guarantor] (ABN                         ) (incorporated in [insert name of jurisdiction]) of [insert address of Member Guarantor] (“Member Guarantor”).

RECITALS:

A.

Under a Deed of Guarantee (“Deed of Guarantee”) dated September 24, 2009 executed by each Initial Member Guarantor in favour of each person who is from time to time a holder (“Holder”) of one or more of any of the (i) U.S.$31,000,000 5.04% Series A Guaranteed Senior Secured Notes due 2014, (ii) U.S.$74,000,000 5.83% Series B Guaranteed Senior Secured Notes due 2016 and (iii) U.S.$75,000,000 6.20% Series C Guaranteed Senior Secured Notes due 2019, in each case issued by FOXTEL MANAGEMENT PTY LIMITED (ABN 65 068 671 938), a company registered under the laws of Australia (“FOXTEL Management”), in its own capacity (in such capacity, the “Company”), pursuant to the Note and Guarantee Agreement dated as of September 24, 2009, among the Company, Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 799 640) (“Telstra Media” and, together with Sky Cable, the “Partners”), FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership, and each of the purchasers listed in Schedule A attached thereto, a person may become a Member Guarantor by execution of this deed poll.

B.	The Member Guarantor wishes to guarantee to each Holder the Guaranteed Obligations and to become a Member Guarantor.

THIS DEED POLL WITNESSES as follows:

1.	Definitions and interpretation

(a)	In this deed poll words and phrases defined in the Deed of Guarantee have the same meaning.

(b)	In this deed poll:

“Additional Member Guarantor” means any person that has become a Member Guarantor (since the date of execution of the Deed of Guarantee) by execution of an Accession Deed;

“Existing Member Guarantor” means an Initial Member Guarantor or an Additional Member Guarantor and which, in either case, has not been released from the Deed of Guarantee;

“Guaranteed Obligations” has the same meaning as in the Deed of Guarantee;

“Holder” has the meaning given in Recital A above; and

“Initial Member Guarantor” means each Person that shall have initially executed and delivered the Deed of Guarantee.

(c)	In this deed poll:

(1) A reference to the Deed of Guarantee includes all amendments or supplements to, or replacements or novations of, either of them; and

(2) a reference to a Holder includes its successors and permitted assigns.

2. Guarantee

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Member Guarantor hereby jointly and severally with each Existing Member Guarantor absolutely, irrevocably and unconditionally guarantees to each Holder the due and punctual payment and performance of the Guaranteed Obligations.

3. Representations and Warranties

The Member Guarantor represents and warrants as set out in Section 3 of the Deed of Guarantee.

4. Status of Guarantor

The Member Guarantor agrees that it hereby becomes a “Member Guarantor” as defined in, and for all purposes under, the Deed of Guarantee as if named in and as a party to the Deed of Guarantee, and accordingly is bound by the Deed of Guarantee as a Member Guarantor.

5. Benefit of deed poll

This deed poll is given in favour of and for the benefit of:

(a)	each Holder; and

(b)	each Existing Member Guarantor;

and their respective successors and permitted assigns.

6. Address for notices

The details for the Member Guarantor for service of notices are:

Email:

Address:

Attention:

Facsimile:

7. Jurisdiction and process

The provisions of Section 5.03 of the Deed of Guarantee shall apply, mutatis mutandis, to this deed poll as if set out in full.

8. Governing law and jurisdiction

This deed poll shall be governed by and construed in accordance with the laws of the State of New South Wales in the Commonwealth of Australia.

EXECUTED as a deed poll:

SIGNED and DELIVERED

for [INSERT NAME OF MEMBER GUARANTOR]

by its attorney:

Attorney

Name (please print)

EXHIBIT 15.2

[FORM OF QP TRANSFER CERTIFICATE]

QP TRANSFER CERTIFICATE

Reference is made to the Note and Guarantee Agreement dated as of September 24, 2009 (as from time to time amended, the “Note and Guarantee Agreement”), between FOXTEL Management Pty Limited (ABN 65 068 671 938), a company registered under the laws of Australia(“FOXTEL Management”), in its own capacity (in such capacity, the “Company”), Sky Cable Pty Limited (ABN 14 069 799 640) (“Sky Cable”), Telstra Media Pty Limited (ABN 72 069 799 640) (“Telstra Media” and, together with Sky Cable, the “Partners”), FOXTEL Management, in its capacity as agent for the Partners as a partnership carrying on the business of the FOXTEL Partnership and as agent for the FOXTEL Television Partnership (in all such capacities, the “Guarantor” and, the Guarantor, together with the Company, collectively, the “Obligor”), and the purchasers listed in Schedule A thereto.

Capitalized terms used in this QP Transfer Certificate but not defined herein are used as defined in the Note and Guarantee Agreement.

The undersigned transferee of Notes hereby represents and warrants to the Obligor as follows:

(1) The undersigned [circle either clause (a) or clause (b) below]:

(a) is not a “U.S. person”, as defined in Rule 902(k) under the United States Securities Act of 1933, as amended; or

(b) is a “qualified purchaser”, as defined in Section 2(a)(51) of the United States Investment Company Act of 1940, as amended, and the rules and regulations thereunder; and

(2) The undersigned will not offer, sell, pledge or otherwise transfer any Note unless the transferee thereof delivers a QP Transfer Certificate to the Obligor, as set forth in Section 15.2 of the Note and Guarantee Agreement.

[INSERT NAME OF TRANSFEREE]

By:
Name:
Title:
Dated:

EXHIBIT 24

SUBSTITUTE POST-SECURITY RELEASE DATE PROVISIONS

(A) Section 7.2(a):

(a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Obligor and the Partners, as the case may be, were in compliance with the requirements of Sections 10.5 through 10.8 hereof, inclusive, during the interim or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); provided that, (i) if neither the Obligor nor any Member, as the context requires, has been party to a Disposition during the relevant period covered by such certificate, then such certificate shall state such fact and information and calculations with respect to Section 10.5 shall not be included in such certificate, (ii) if all outstanding Indebtedness of each Member (other than the Obligor and any Member Guarantor) as of the last day of the relevant period covered by such certificate is permitted under clauses (i) through (v) of Section 10.6(a), then such certificate shall state such fact and information and calculations with respect to Section 10.6(a)(vi) need not be included in such certificate, and (iii) if all Liens on property and assets of the Obligor and any Member as of the last day of the relevant period covered by such certificate are permitted under clauses (i) through (vii) of Section 10.6(b), then such certificate shall state such fact and information and calculations with respect to Section 10.6(b)(viii) need not be included in such certificate; and

(B) Section 10.5:

10.5. Sale of Assets.

The Obligor will not, and the Obligor will not permit any Member to, sell, transfer, or otherwise dispose (collectively, a “Disposition”) of any of their properties or assets, except:

(a) Dispositions constituting the creation of a Lien not prohibited under Section 10.6(b);

(b) Dispositions to the Obligor or any Member Guarantor; provided, that, if the properties or assets subject to any such Disposition were subject to a Security prior to such Disposition, such properties or assets remain subject to a Security;

(c) Dispositions of property or assets in exchange for other properties or assets of comparable value and utility;

(d) Dispositions of worn out, obsolete or redundant property or assets;

(e) Dispositions on arms length terms of property or assets not required for the efficient operation of the Business; and

(f) other Dispositions, provided that any such Disposition is for fair market value and (i) the aggregate book value of the properties and assets subject to all such Dispositions pursuant to this clause (f) during any fiscal year of the FOXTEL Group does not exceed 10% of Total Assets as at the end of the immediately preceding fiscal year of the FOXTEL Group (the “Disposition Cap”) or (ii) within 365 days after any such Disposition or portion thereof that would cause the Disposition Cap to be exceeded, the net after-tax proceeds of such Disposition (or relevant portion thereof, as the case may be) are used to (x) purchase productive assets for use by the Obligor or any Member Guarantor in the Business or (y) repay or prepay any unsubordinated Indebtedness of the Obligor or any Member Guarantor or any Indebtedness of any Member that is not a Member Guarantor (other than Indebtedness owing to the Obligor, a Member or a Partner); provided that, the Obligor has, on or prior to the application of any net after-tax proceeds to the repayment or prepayment of any Indebtedness pursuant to the foregoing clause (y), (1) offered to prepay the Notes with such net after- tax proceeds (in whole or, if the aggregate outstanding principal amount of the Notes at such time exceeds such net- after tax proceeds, in part) in accordance with Section 8.5 or (2) offered to prepay the Notes pro rata with all such Indebtedness in accordance with Section 8.5, whereby the aggregate principal amount of the Notes subject to such offer of prepayment shall be equal to the product of (A) the net after-tax proceeds being so applied and (B) a fraction, the numerator of which is the aggregate outstanding principal amount of the Notes at such time and the denominator of which is the aggregate outstanding principal amount of Indebtedness (including the Notes) receiving any repayment or prepayment (or offer thereof) pursuant to the foregoing clause (y); and provided further, that for purposes of this Section 10.5, “net after-tax proceeds” shall mean the gross proceeds from such Disposition net of any taxes, costs and expenses associated therewith.

Any Disposition of shares of stock of any Member shall, for purposes of this Section 10.5, be valued at an amount that bears the same proportion to the total assets of such Member as the number of such shares bears to the total number of shares of stock of such Member.

Upon the Disposition in accordance with this Section 10.5 of any properties or assets constituting Secured Property, subject to any requirements of this Section 10.5 that such Secured Property continue to be subject to a Security and further subject to there not existing at such time any Default or Event of Default, the holders of Notes consent to such Secured Property being released from each Security to which it is subject and shall take those actions (at no cost or expense to such holders) reasonably requested by any Transaction Party or the Security Trustee necessary to release such Secured Property from such Security.

2

(C) Section 10.6:

10.6. Member Indebtedness; Liens.

(a) The Obligor will not permit any Member (other than the Obligor) to create, assume, incur or guaranty or otherwise be or become liable in respect of any Indebtedness, other than:

(i) Indebtedness secured by Liens of any Member permitted pursuant to Section 10.6(b)(vi) or, to the extent applicable to a Lien incurred pursuant to Section 10.6(b)(vi), Section 10.6(b)(vii));

(ii) Indebtedness of any Member Guarantor;

(iii) Indebtedness owing to the Obligor or to any other Member;

(iv) Indebtedness of each Person that becomes a Member or that merges into or consolidates with the Obligor or any Member, and which Indebtedness (x) was outstanding on the date that such Person so becomes a Member or merges into or consolidates with either Obligor or any Member and (y) was not incurred in contemplation of such Person becoming a Member or merging into or consolidating with the Obligor or any Member;

(v) any extension, renewal or refunding of any Indebtedness permitted pursuant to clause (a)(i) or (iv) above, provided that the principal amount of such Indebtedness is not increased; and

(vi) Indebtedness incurred by any Member in addition to Indebtedness described in clauses (a)(i) through (v) above, provided that immediately after giving effect thereto the sum (without duplication) of (i) the aggregate outstanding principal amount of all Indebtedness of all Members (other than Indebtedness excluded pursuant to any of clauses (a)(i) through (v) above) plus (ii) the aggregate outstanding principal amount of all Indebtedness of the Obligor and Members secured by Liens pursuant to Section 10.6(b)(viii), shall not exceed 10% of Total Assets at such time.

(b) The Obligor will not, and will not permit any Member to, create, permit or suffer to exist any Lien over all or any property or assets, whether now owned or hereafter acquired, of the Obligor or any Member Guarantor, except for:

(i) a Security;

(ii) Liens of any Member (other than the Obligor or any Member Guarantor) in favor of the Obligor or any other Member and Liens of the Obligor or any Member Guarantor in favor of the Obligor or any Member Guarantor;

(iii) Liens in relation to Capital Leases over STUs and other similar technical equipment; provided, that the aggregate book value of the STUs and other similar technical equipment subject to such Capital Leases at any time does not exceed A$ 175,000,000;

3

(iv) Liens arising by operation of law in the ordinary course of its ordinary business securing (A) an obligation that is not yet due or (B) if due but unpaid, Indebtedness which is being contested in good faith;

(v) Liens in relation to retention of title arrangements entered into in the ordinary course of its business for a period of not more than 120 days;

(vi) Liens (A) on property or assets acquired, constructed or improved by the Obligor or any Member after the date of Closing, or in rights relating to such property or assets, which Liens are created at the time of acquisition or completion of construction or improvement of such property or assets within 365 days thereafter, to secure Indebtedness assumed or incurred to finance all or any part of the purchase price of the acquisition or cost of construction or improvement of such property or assets, (B) on property or assets at the time of the acquisition thereof by the Obligor or any Member (and not incurred in anticipation thereof), and (C) on property or assets of a Person at the time that such Person becomes a Member, or the Obligor or any Member acquires or leases the properties or assets of such Person as an entirety or substantially as an entirety, or such Person merges into or consolidates with the Obligor or any Member (and in each case not incurred in anticipation thereof), provided that (x) in the case of the foregoing clause (A), the aggregate principal amount of Indebtedness secured by any such Lien in respect of any such property or assets shall not exceed the lower of the cost and the fair market value of such property (or rights relating thereto) and (y) in the case of the foregoing clauses (A), (B) and (C) , no such Lien shall extend to or cover any other property or assets of the Obligor or any Member;

(vii) Liens incurred in connection with any extension, renewal, refinancing, replacement or refunding of any Liens (or related Indebtedness) permitted pursuant to clause (vi) above, provided that (A) the principal amount of Indebtedness secured thereby immediately before giving effect to such extension, renewal, refinancing, replacement or refunding is not increased and (B) such Lien is not extended to any other property of the Obligor or any Member; and

(viii) Liens securing Indebtedness of the Obligor or any Member in addition to those described in clauses (b)(i) through (vii) above, provided that immediately after giving effect thereto the sum (without duplication) of (i) the aggregate outstanding principal amount of all Indebtedness of the Obligor and Members secured by Liens pursuant to this clause (b)(viii) plus (ii) the aggregate outstanding principal amount of all Indebtedness of all Members (other than Indebtedness excluded pursuant to any of clauses (i) through (v) of Section 10.6(a)), shall not exceed 10% of Total Assets at such time.

4